UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement
|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)
    (2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss.240.14a-12


                             BHR INSTITUTIONAL FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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     (1) Title of each class of securities to which transaction applies:

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         pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:

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

                             BHR INSTITUTIONAL FUNDS


August 7, 2008

Dear Shareholder:

We are writing to inform you of the upcoming special meeting of shareholders of the BHR Institutional Funds (the "Trust") to vote on the following important proposals:

o Approval of a new investment management agreement (the "New Management Agreement") between the Trust on behalf of each of the ClariVest International Equity Fund, the ClariVest SMid Cap Core Growth Fund, the Smith Group Large Cap Core Growth Fund and the Mount Lucas U.S. Focused Equity Fund (the "Funds"), and BHR Fund Advisors, L.P. (the "Adviser");

o Approval of a new sub-advisory agreement (the "New ClariVest Agreement") between the Adviser and ClariVest Asset Management LLC ("ClariVest"), on behalf of each of the ClariVest International Equity Fund and the ClariVest SMid Cap Core Growth Fund;

o Approval of a new sub-advisory agreement (the "New Smith Agreement") between the Adviser and Smith Asset Management Group, L.P. ("Smith"), on behalf of the Smith Group Large Cap Core Growth Fund;

o Approval of a new sub-advisory agreement (the "New Mount Lucas Agreement" and, together with the New Management Agreement, the New ClariVest Agreement and the New Smith Agreement, the "New Agreements") between the Adviser and Mount Lucas Management Corp. ("Mount Lucas"), on behalf of the Mount Lucas U.S. Focused Equity Fund; and

o  Election of the Trustees of the Trust.

As discussed in more detail in the enclosed Proxy Statement, the Trust's investment management agreement and sub-advisory agreements terminated on July 14, 2008 due to a change in ownership of the Adviser (the "Transaction"). To avoid disruption of the Funds' investment management programs, the Board of Trustees of the Trust approved interim investment management and interim sub-advisory agreements on behalf of the Funds on May 20, 2008. The interim agreements became effective upon consummation of the Transaction. The interim investment management agreement provides that, during the interim period and until shareholder approval of the New Management Agreement with respect to a Fund, the Adviser will continue to act as investment manager to that Fund on substantially the same terms and with the same fee structure as the prior investment management agreement, except that the compensation earned by the Adviser will be held in an interest bearing escrow account until shareholder approval of the New Management Agreement. Each interim sub-advisory agreement provides that, during the interim period and until shareholder approval of the New Management Agreement and the new sub-advisory agreement, the respective sub-adviser will continue to act as sub-adviser to the applicable Fund or Funds on substantially the same terms and with the same fee structure as the prior sub-advisory agreement with respect to that Fund or those Funds, except that the compensation earned by the sub-adviser will be held in an interest bearing account until shareholder approval of the New Management Agreement and the respective new sub-advisory agreement. The proposed New Agreements are substantially similar to the prior agreements with respect to the services provided by the Adviser and each sub-adviser to the Funds, have identical fee structures, and would simply continue the relationships among the Funds, the Adviser and the respective sub-advisers. Approval of the New Agreements will not result in any change in the amount of fees you pay as a shareholder in a Fund. In addition, the personnel that are currently providing services to the Funds are not expected to change as a result of the Transaction. The Trust's Board believes that the proposals are in the Funds' and your best interests.

The following are important facts about the New Agreements:

o  The number of shares you own and the value of those shares are not affected.

o  The advisory fees applicable to the Funds have not increased.

o  The investment objective and policies of the Funds have not changed.

The question and answer section that begins on the front cover of the enclosed Proxy Statement discusses the proposals that require shareholder approval. The Proxy Statement itself provides greater detail about the proposals, why they are being made and how they apply to the Funds. The Trust's Board recommends that you read the enclosed materials carefully and vote in favor of the proposals.

You may choose one of the following options to vote:

o  MAIL: Complete and return the enclosed proxy card(s).

o INTERNET: Access the Web site shown on your proxy card(s) and follow the online instructions.

o TELEPHONE (AUTOMATED SERVICE): Call the toll-free number shown on your proxy card(s) and follow the recorded instructions.

o  IN PERSON: Attend the special shareholder meeting on August 29, 2008.

YOUR VOTE IS VERY IMPORTANT TO US. Whichever method you choose, please be sure to cast your vote as soon as possible. Even if you plan to attend the special meeting of shareholders, you can vote in advance using one of the other methods.

If we do not hear from you by AUGUST 15, 2008, we may contact you. Thank you for your response and for your continued investment with the Fund.

Respectfully,


Peter Moran
President

                              IMPORTANT INFORMATION
                              FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting the Funds that require a shareholder vote.

                               QUESTIONS & ANSWERS

Q. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. The investment management agreement (the "Prior Management Agreement") between the BHR Institutional Funds (the "Trust") on behalf of each of the ClariVest International Equity Fund, the ClariVest SMid Cap Core Growth Fund, the Smith Group Large Cap Core Growth Fund and the Mount Lucas U.S. Focused Equity Fund (collectively, the "Funds"), and BHR Fund Advisors, L.P. (the "Adviser"); the sub-advisory agreement (the "Prior ClariVest Agreement") between the Adviser and ClariVest Asset Management LLC on behalf of each of the ClariVest International Equity Fund and the ClariVest SMid Cap Core Growth Fund; the sub-advisory agreement (the "Prior Smith Agreement") between the Adviser and Smith Asset Management Group, L.P. on behalf of the Smith Group Large Cap Core Growth Fund; and the sub-advisory agreement (the "Prior Mount Lucas Agreement" and, together with the Prior Management Agreement, the Prior ClariVest Agreement and the Prior Smith Agreement, the "Prior Agreements") between the Adviser and Mount Lucas Management Corp. on behalf of the Mount Lucas U.S. Focused Equity Fund, each terminated because the equity holders of the Adviser sold a majority of their ownership interest in the Adviser to 2178991 Ontario Inc., a wholly-owned subsidiary of DundeeWealth Inc. (the "Transaction"). The Adviser will retain its management team and all of the investment personnel currently providing services to the accounts of Fund shareholders.

This change in control was considered to be an assignment, automatically terminating the Prior Agreements in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"), which regulates investment companies such as the Funds. The members of the Board of Trustees, including all of the Trustees who are not "interested persons" as defined in the 1940 Act (the "Independent Trustees"), recommend that you vote FOR the approval of the new agreements.

Q. WHAT WILL HAPPEN IF SHAREHOLDERS DO NOT APPROVE THE NEW AGREEMENTS?

A. If shareholders of a Fund do not approve the new investment management agreement and/or sub-advisory agreement with respect to that Fund, then that Fund's interim investment management and/or interim sub-advisory agreement will terminate 150 days from the consummation of the Transaction and the Board of Trustees will consider other alternatives and will make such arrangements for the management of that Fund's investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the recommendation of one or more other advisers and/or sub-advisers, subject to approval by the Trustees and Fund shareholders, or the liquidation of that Fund, subject to the approval by the Board of Trustees.

Q. HOW WILL THE AGREEMENTS AFFECT THE FUNDS?

A. The Funds and their investment objectives and policies will not change as a result of the new investment management and sub-advisory agreements. You will still own the same number of shares in the same Fund and the value of the investment will not change. The agreements contain substantially identical terms and conditions as the Prior Agreements and are discussed in more detail in the enclosed Proxy Statement.

Q. WILL THE INVESTMENT MANAGEMENT FEE RATES BE THE SAME UPON APPROVAL OF THE NEW AGREEMENTS?

A. Yes, the investment management fee rate applicable to each Fund under the new agreements will be the same as the rate in effect prior to the assignment.

Q. HOW DOES THE TRUST'S BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

A. The members of the Trust's Board of Trustees, including all of the Independent Trustees, recommend that you vote in favor of the new investment management and sub-advisory agreements. The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement under "Board Approval and Recommendation." The members of the Trust's Board of Trustees, including all of the Independent Trustees, also recommend that you vote for election of each of the Trustees as discussed in more detail in the Proxy Statement.

Q. WILL THE FUNDS PAY FOR THE PROXY SOLICITATION AND RELATED LEGAL COSTS?

A. No. The Adviser has agreed to bear these costs.

Q. WHEN AND WHERE WILL THE SHAREHOLDERS' MEETING BE HELD?

A. The shareholders' meeting will be held at the offices of the Adviser, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312 on August 29, 2008, at 9:00 a.m., Eastern Standard Time.

Q. DO I HAVE TO ATTEND THE SHAREHOLDERS' MEETING IN ORDER TO VOTE MY SHARES?

A. No. You can simply mail in the enclosed proxy card(s) or use the telephone or internet procedures for voting your shares as set forth below.

Q. HOW CAN I VOTE MY SHARES?

A. You may choose from one of the following options, as described in more detail on the enclosed proxy card(s):

o  By mail, using the enclosed proxy card(s) and return envelope;

o  By telephone, using the toll free number on the enclosed proxy card(s);

o Through the Internet, using the website address on the enclosed proxy card(s); or

o  In person at the shareholder meeting.

Q. WHOM SHOULD I CONTACT FOR ADDITIONAL INFORMATION OR IF I HAVE ANY QUESTIONS ABOUT THE ENCLOSED PROXY STATEMENT?

A. Please contact Peter Moran via e-mail at pmoran@bhrfunds.com or via telephone at 610-854-0907.

                             BHR INSTITUTIONAL FUNDS
                            1160 WEST SWEDESFORD ROAD
                                    SUITE 140
                                 BERWYN PA 19312

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the BHR Institutional Funds (the "Trust") will be held at 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312 on August 29, 2008, at 9:00 a.m., Eastern time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

Proposal 1: Approval of a new investment management agreement between the Trust on behalf of each of the ClariVest International Equity Fund, the ClariVest SMid Cap Core Growth Fund, the Smith Group Large Cap Core Growth Fund and the Mount Lucas U.S. Focused Equity Fund (the "Funds"), and BHR Fund Advisors, L.P. (the "Adviser");

Proposal 2(a): Approval of a new sub-advisory agreement between the Adviser and ClariVest Asset Management LLC on behalf of each of the ClariVest International Equity Fund and the ClariVest SMid Cap Core Growth Fund;

Proposal 2(b): Approval of a new sub-advisory agreement between the Adviser and Smith Asset Management Group, L.P., on behalf of the Smith Group Large Cap Core Growth Fund;

Proposal 2(c): Approval of a new sub-advisory agreement between the Adviser and Mount Lucas Management Corp., on behalf of the Mount Lucas U.S. Focused Equity Fund; and

Proposal 3: Election of the Trustees of the Trust.

The Trust's Board of Trustees recommends that shareholders vote FOR these proposals (the "Proposals").

Holders of record of shares of each Fund at the close of business on July 17, 2008 are entitled to vote at the Meeting and at any adjournments or postponements thereof with respect to the Proposals affecting their Fund(s). Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote.

In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies with respect to such Proposal. Any such adjournment will require the affirmative vote of a majority of those shares of the affected Fund that are represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR a proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST a proposal against any such adjournment. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

By Order of the Board of Trustees,



Peter Moran
President

BERWYN, PENNSYLVANIA
AUGUST 7, 2008

                 IMPORTANT-- WE NEED YOUR PROXY VOTE IMMEDIATELY

A SHAREHOLDER MAY THINK THAT HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES (OR TO TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED ON THE PROXY CARD). YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD (OR YOUR VOTING BY OTHER AVAILABLE MEANS) MAY SAVE THE NECESSITY OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

August 7, 2008

                             BHR INSTITUTIONAL FUNDS
                            1160 WEST SWEDESFORD ROAD
                                    SUITE 140
                                 BERWYN PA 19312

                                 PROXY STATEMENT

This Proxy Statement is solicited by the Board of Trustees of the BHR Institutional Funds (the "Trust") for voting at a Special Meeting of Shareholders (the "Meeting") of the ClariVest International Equity Fund, the ClariVest SMid Cap Core Growth Fund, the Smith Group Large Cap Core Growth Fund and the Mount Lucas U.S. Focused Equity Fund (the "Funds") to be held on AUGUST 29, 2008, AT 9:00 A.M., EASTERN TIME, AT 1160 WEST SWEDESFORD ROAD, SUITE 140, BERWYN, PA 19312. The Trust is an open-end management investment company, organized as a Delaware statutory trust, and each Fund is a separate investment portfolio, or series, of the Trust. As used in this Proxy Statement, each Fund's shares are referred to as "Shares."

This Proxy Statement and the enclosed proxy card are expected to be distributed to shareholders on or about August 4, 2008, or as soon as practicable thereafter. The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, facsimile, internet or personal interview.

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by the BHR Fund Advisors, L.P. (the "Adviser").

A proxy card is enclosed with respect to the Shares you own in each Fund. If you return a properly executed proxy card, the Shares represented by it will be voted at the Meeting in accordance with the instructions thereon. Each full Share is entitled to one vote as to any matter on which it is entitled to vote and each fractional Share to a proportionate fractional vote. If you do not expect to be present at the Meeting and wish your Shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy card.

The following table summarizes the proposals to be voted on at the Meeting and indicates those shareholders that are being solicited with respect to each proposal.

PROPOSAL                                                  SHAREHOLDERS SOLICITED
-------                                                   ----------------
(1)    To approve a new investment management             The shareholders of each Fund will vote together
       agreement between the Trust, on behalf of the      as a single class.
       Funds, and BHR Fund Advisors, L.P.

(2)(a) To approve a new sub-advisory agreement            The shareholders of each of the ClariVest
       between the Adviser and ClariVest Asset            International Equity Fund and the ClariVest SMid
       Management LLC, on behalf of each of the           Cap Core Growth Fund will vote separately on a
       ClariVest International Equity Fund                Fund by Fund basis. All classes of shares of
       and the ClariVest SMid Cap Core Growth Fund        the same Fund will vote together.

(2)(b) To approve a new sub-advisory agreement            The shareholders of the Smith Group Large Cap
       between the Adviser and Smith Asset                Core Growth Fund will vote together as a single
       Management Group, L.P., on behalf of the           class.
       Smith Group Large Cap Core Growth Fund

(2)(c) To approve a new sub-advisory agreement            The shareholders of the Mount Lucas U.S. Focused
       between the Adviser and Mount Lucas                Equity Fund will vote together as a single class.

PROPOSAL                                                  SHAREHOLDERS SOLICITED
-------                                                   ----------------
       Management Corp., on behalf of the Mount
       Lucas U.S. Focused Equity Fund

(3)    To elect four Trustees of the Trust.               The shareholders of all Funds of the Trust will
                                                          vote together and not separately by Fund.


Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

FOR A FREE COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2007, OR SEMI-ANNUAL REPORT FOR THE PERIOD ENDED MARCH 31, 2008, CALL 1-888-572-0968 OR LOG-ON TO WWW.BHRFUNDS.COM.

                                   PROPOSAL 1

               APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT

THE TRUST'S BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE FOR THE APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST, ON BEHALF OF EACH FUND, AND BHR FUND ADVISORS, L.P.

At the Meeting, shareholders of each Fund will be asked to approve a new investment management agreement (the "New Management Agreement") between the Trust, on behalf of the Fund, and the Adviser. The New Management Agreement contains substantially similar terms with respect to the services provided by the Adviser and the identical fee structure as the prior investment management agreement (the "Prior Management Agreement"), which was originally entered into on November 28, 2006 with respect to the ClariVest International Equity Fund and the ClariVest SMid Cap Core Growth Fund, May 22, 2007 with respect to the Smith Large Cap Core Growth Fund and July 24, 2007 with respect to the Mount Lucas U.S. Focused Equity Fund. The Prior Management Agreement was approved by the initial shareholders of the ClariVest International Equity Fund and the ClariVest SMid Cap Core Growth Fund, the Smith Large Cap Core Growth Fund and the Mount Lucas U.S. Focused Equity Fund on March 28, 2007, May 31, 2007 and September 28, 2007, respectively. The New Management Agreement would simply continue the relationship between each Fund and the Adviser. As discussed more fully below, approval of the New Management Agreement is necessary due to a change in control of the Adviser.

BACKGROUND

On July 14, 2008, the Adviser and its partners sold a majority of the partnership interests of the Adviser to 2178991 Ontario Inc., a wholly-owned subsidiary of DundeeWealth Inc. ("DundeeWealth"). DundeeWealth is a Canadian owned, TSX listed, wealth management company that creates and provides investment solutions as well as capital markets and advisory services for financial advisors, institutions, corporations and foundations. DundeeWealth oversees approximately $60.7 billion in assets under management and administration. The Transaction constituted an assignment, automatically terminating the Prior Management Agreement with respect to each Fund, in accordance with the Investment Company Act of 1940, as amended (the "1940 Act").

To avoid disruption of the Funds' investment management programs, on May 20, 2008, the Board of Trustees approved an interim investment management agreement ("Interim Management Agreement"); an interim sub-advisory agreement between the Adviser and ClariVest Asset Management LLC ("ClariVest") with respect to the ClariVest International Equity Fund and the ClariVest SMid Cap Core Growth Fund (the "Interim ClariVest Agreement); an interim sub-advisory agreement between the Adviser and Smith Asset Management Group, L.P. ("Smith") with respect to the Smith Large Cap Core Growth Fund (the "Interim Smith Agreement); and an interim sub-advisory agreement between the Adviser and Mount Lucas Management Corp. ("Mount Lucas") with respect to the Mount Lucas U.S. Focused Equity Fund (the "Interim Mount Lucas Agreement" and, together with the Interim Management Agreement, the Interim ClariVest Agreement and the Interim Smith Agreement, the "Interim Agreements"). The Interim Agreements were approved pursuant to Rule 15a-4 under the 1940 Act. Under Rule 15a-4, an adviser can serve pursuant to an interim advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory agreement. Rule 15a-4 imposes the following conditions, all of which were met in the case of the Interim
Agreements:

     (i) the compensation under the interim contract may be no greater than under the previous contract;

     (ii) the fund's board of trustees, including a majority of the independent trustees, has voted in person to approve the interim contract before the previous contract is terminated;

     (iii) the fund's board of trustees, including a majority of the independent trustees, determines that the scope and quality of services to be provided to the fund under the interim contract will be at least equivalent to the scope and quality of services provided under the previous contract;

     (iv) the interim contract provides that the fund's board of trustees or a majority of the fund's outstanding voting securities may terminate the interim contract at any time, without the payment of any penalty, on not more than 10 calendar days' written notice to the adviser;

     (v) the interim contract contains the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a-4 and other differences determined to be immaterial by the fund's board; and

     (vi) the interim contract provides in accordance with the specific provisions of Rule 15a-4 for the establishment of an escrow account for fees received under the interim contract pending approval of a new contract by shareholders.

The Interim Agreements became effective with respect to each Fund upon consummation of the Transaction and will remain in effect (unless sooner terminated) until shareholders of the Fund either approve or disapprove the New Management Agreement or 150 days following the date of the consummation of the Transaction, whichever is sooner.

The advisory fees earned by the Adviser during the interim period will be held in an interest-bearing escrow account at PFPC Trust Company. Fees that are paid to the escrow account, including interest earned, will be paid to the Adviser if the Fund shareholders approve the New Management Agreement within 150 days of the date of the Interim Management Agreement. If shareholders of a Fund do not approve the New Management Agreement within 150 days of the date of the Interim Management Agreement, then the Adviser will be paid, out of the escrow account, the lesser of: (i) any costs incurred in performing the Interim Management Agreement, plus interest earned on the amount while in escrow; or (ii) the total amount in the escrow account, plus interest if earned.

The form of the New Management Agreement is attached hereto as Exhibit A. The terms of the New Management Agreement are substantially similar to the terms of the Prior Management Agreement with respect to services provided by the Adviser and has an identical fee structure. The material terms of the New Management Agreement and Prior Management Agreement are compared below in "Summary of the New Management Agreement and Prior Management Agreement."

If a Fund's shareholders do not approve the New Management Agreement at the Meeting or at an adjournment of the Meeting, then the Adviser will no longer be the investment adviser of that Fund, in which case the Board of Trustees will consider other alternatives and will make such arrangements for the management of that Fund's investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the recommendation of one or more other advisers, subject to approval by the Board of Trustees and Fund shareholders, or the liquidation of the Fund, subject to the approval by the Board of Trustees.

The management of the Adviser has not changed as a result of the Transaction.

COMPENSATION PAID TO THE ADVISER

Under the Prior Management Agreement, the Adviser was entitled to receive a monthly advisory fee computed at the following annual rates of each Fund's average daily net assets in return for the services provided by the Adviser as investment adviser to that Fund.

---------------------------------------------- ------------
ClariVest International Equity Fund            0.75%
---------------------------------------------- ------------

---------------------------------------------- ------------
ClariVest SMid Cap Core Growth Fund            0.85%
---------------------------------------------- ------------
Smith Group Large Cap Core Growth Fund         0.61%
---------------------------------------------- ------------
Mount Lucas U.S. Focused Equity Fund           0.75%
---------------------------------------------- ------------

For the fiscal year ending September 30, 2007, the Funds paid the Adviser the following fees pursuant to the Prior Management Agreement:

---------------------------------------------- ------------
ClariVest International Equity Fund            $5,044
---------------------------------------------- ------------
ClariVest SMid Cap Core Growth Fund            $1,314
---------------------------------------------- ------------
Smith Group Large Cap Core Growth Fund         $10,182
---------------------------------------------- ------------
Mount Lucas U.S. Focused Equity Fund           $0
---------------------------------------------- ------------

The fee structure under the New Management Agreement will be identical to the fee structure under the Prior Management Agreement.

INFORMATION ABOUT THE ADVISER

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser's principal offices are located at 1160 West Swedesford Road, Suite 140, Berwyn PA 19312. As of July 25, 2008, the Adviser managed over $33.4 million in investment assets. The Adviser was established in 2006 and offers investment management services for investment companies. As a result of the Transaction, DundeeWealth controls the Adviser.

The following table sets forth the name, position and principal occupation of each chief executive officer and each director of the Adviser as of December 31, 2007. Each individual's address is c/o the Adviser, 1160 West Swedesford Road, Suite 140, Berwyn PA 19312.

        NAME                                PRINCIPAL OCCUPATION WITH ADVISER
--------------------        --------------------------------------------------------------------
Peter J. Moran              Managing Partner and Chief Compliance Officer
Amy D. Duling               Managing Partner
John H. Leven               Director - Finance

There were no brokerage commissions paid by any Fund to affiliated brokers of the Adviser for the fiscal year ended September 30, 2007. Ms. Duling has retained her interest in the Adviser following consummation of the Transaction and may have the right to purchase additional interests in the future.

SUMMARY OF THE NEW MANAGEMENT AGREEMENT AND THE PRIOR MANAGEMENT AGREEMENT

A copy of the New Management Agreement is attached hereto as Exhibit A. The following description is only a summary. You should refer to Exhibit A for the New Management Agreement, and the description set forth in this Proxy Statement of the New Management Agreement is qualified in its entirety by reference to Exhibit A. The investment management services to be provided by the Adviser under the New Management Agreement and the fee structure are identical to the services currently provided by the Adviser and the fee structure under the Prior Management Agreement.

ADVISORY SERVICES. Both the New Management Agreement and Prior Management Agreement state that, subject to the supervision of the Board of Trustees of the Trust, the Adviser will furnish and manage a continuous investment program for the Funds, and hire (subject to the approval of the Trust's Board of Trustees and, except as otherwise permitted under the terms of any applicable exemptive relief obtained from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of each affected
Fund) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of each Fund. Both the New Management Agreement and the Prior Management Agreement provide that the Adviser will continuously review, supervise and (where appropriate) administer the investment program of each Fund, to determine in its discretion (where appropriate) the securities to be purchased, held, sold or exchanged, to provide the Trust with records concerning the Adviser's activities which the Trust is required to maintain and to render regular reports to the Trust's officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities.

BROKERAGE. Both the New Management Agreement and the Prior Management Agreement provide that the Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds and is directed to use its best efforts to obtain "best execution," considering the Fund's investment objectives, policies, and restrictions as stated in the Funds' prospectus(es) and statement(s) of additional information, as the same may be amended, supplemented or restated from time to time, and resolutions of the Trust's Board.

MANAGEMENT FEES. Both the New Management Agreement and Prior Management Agreement contain the identical fee structure based on the Fund's average daily net assets. The Adviser has entered into an expense limitation agreement with respect to each Fund. Those expense limitations will not be affected by the Transaction.

DURATION AND TERMINATION. Both the New Management Agreement and the Prior Management Agreement provide that they will continue in effect for an initial two-year period and that they shall continue in effect for successive annual periods, subject to annual approval as required by the 1940 Act. Both the New Management Agreement and the Prior Management Agreement may be terminated at any time, on sixty (60) days prior written notice, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund or Funds) without the payment of a penalty, or by the Adviser at any time, without the payment of a penalty, upon sixty (60) days prior written notice.

LIMITATION ON LIABILITY. Both the New Management Agreement and the Prior Management Agreement provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties under the agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby. For purposes of this provision, the term "Adviser" includes directors, officers, employees and other corporate agents of the Adviser as well as the Adviser itself.

                                  PROPOSAL 2(A)

              APPROVAL OF THE NEW CLARIVEST SUB-ADVISORY AGREEMENT

THE TRUST'S BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE CLARIVEST INTERNATIONAL EQUITY FUND AND CLARIVEST SMID CAP CORE FUND VOTE FOR THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT BETWEEN BHR FUND ADVISORS, L.P., AND CLARIVEST ASSET MANAGEMENT LLC ON BEHALF OF EACH OF THE CLARIVEST INTERNATIONAL EQUITY FUND AND THE CLARIVEST SMID CAP CORE FUND

At the Meeting, shareholders of the ClariVest International Equity Fund and ClariVest SMid Cap Core Fund (the "ClariVest Funds") will be asked to approve a new sub-advisory agreement (the "New ClariVest Agreement") between the Adviser and ClariVest, on behalf of each of the ClariVest Funds. The New ClariVest Agreement contains substantially similar terms with respect to the services provided by ClariVest and an identical fee structure as the prior sub-advisory agreement (the "Prior ClariVest Agreement"), which was originally entered into on January 31, 2007. The Prior ClariVest Agreement was approved by the initial shareholders of the ClariVest International Equity Fund and the ClariVest SMid Cap Core Growth Fund on March 28, 2007. The New ClariVest Agreement would simply continue the relationship among the parties. Approval of the New ClariVest Agreement is necessary because the Transaction also terminated the Prior ClariVest Agreement.

The sub-advisory fees earned by ClariVest during the interim period will be held in an interest-bearing escrow account at PFPC Trust Company. Fees that are paid to the escrow account, including interest earned, will be paid to ClariVest with respect to a Fund if that Fund's shareholders approve the New ClariVest Agreement within 150 days of the date of the Interim ClariVest Agreement. If shareholders of a Fund do not approve the New ClariVest Agreement within 150 days of the date of the Interim ClariVest Agreement, then ClariVest will be paid, out of the escrow account, the lesser of: (i) any costs incurred in performing the Interim ClariVest Agreement, plus interest earned on the amount while in escrow; or (ii) the total amount in the escrow account, plus interest if earned.

The form of the New ClariVest Agreement is attached hereto as Exhibit B. The material terms of the New ClariVest Agreement and Prior ClariVest Agreement are compared below in "Summary of the New ClariVest Agreement and Prior ClariVest Agreement."

If a ClariVest Fund's shareholders do not approve the New ClariVest Agreement at the Meeting or at an adjournment of the Meeting, then ClariVest will no longer be the sub-adviser of that Fund, in which case the Board of Trustees will consider other alternatives and will make such arrangements for the management of that Fund's investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the recommendation of one or more other sub-advisers, subject to approval by the Board of Trustees and Fund shareholders, or the liquidation of the Fund, subject to the approval of the Board of Trustees.

The management and portfolio managers of ClariVest have not changed as a result of the Transaction.

COMPENSATION PAID TO CLARIVEST

Under the Prior ClariVest Agreement, ClariVest is entitled to receive a monthly sub-advisory fee, paid by the Adviser, computed at the following annual rates of each ClariVest Fund's average daily net assets in return for the services provided by ClariVest as sub-adviser to that Fund.

---------------------------------------------- --------------------
ClariVest International Equity Fund            0.10% on first
                                               $25 million
                                               0.15% on next
                                               $75 million
                                               0.35% on next
                                               $100 million
                                               0.55% on balance
---------------------------------------------- --------------------
ClariVest SMid Cap Core Growth Fund            0.10 on first
                                               $50 million
                                               0.73% on balance
---------------------------------------------- --------------------

For the fiscal year ending September 30, 2007, the Adviser paid ClariVest the following fees pursuant to the Prior ClariVest Agreement:

---------------------------------------------- --------------------
ClariVest International Equity Fund            $672
---------------------------------------------- --------------------
ClariVest SMid Cap Core Growth Fund            $155
---------------------------------------------- --------------------

The fee structure under the New ClariVest Agreement will be identical to the fee structure under the Prior ClariVest Agreement.

INFORMATION ABOUT CLARIVEST

ClariVest is registered as an investment adviser under the Advisers Act. ClariVest's principal offices are located at 11452 El Camino Real, Suite 250, San Diego, CA 92130. As of June 30, 2008, ClariVest managed $4.29 billion in investment assets. ClariVest was formed in 2006 by former employees of Nicholas-Applegate Capital Management, LLC ("NACM"). On April 3, 2006, the principals of ClariVest (the "Principals") filed a law suit against NACM in the Superior Court of California in the County of San Diego relating to: (i) certain policies and procedures of NACM during the time it employed the Principals,

(ii) events surrounding the termination of one of the Principals by NACM and the subsequent resignation by the remaining Principals and (iii) the establishment by the Principals of ClariVest. The relief sought by the Principals includes actual, consequential and incidental losses and damages, attorneys' fees, punitive damages and other relief deemed appropriate by the court. NACM filed a cross-complaint asserting causes of action against ClariVest and the Principals relating to the establishment of ClariVest by the Principals. The relief sought by NACM from ClariVest and the Principals includes general and special damages, restitution, disgorgement of profits and/or reasonable royalties, punitive or exemplary damages, a preliminary and/or permanent injunction, interest, attorneys' fees, a constructive trust and other relief deemed appropriate by the court. ClariVest is controlled by ClariVest Management Holdings, LLC, a company owned primarily by ClariVest employees.

The following table sets forth the name, position and principal occupation of each chief executive officer and each director of ClariVest as of December 31, 2007. Each individual's address is c/o ClariVest, 11452 El Camino Real, Suite 250, San Diego, CA 92130.

        NAME                               PRINCIPAL OCCUPATION WITH CLARIVEST
--------------------        --------------------------------------------------------------------
Stacey R. Nutt              Chief Executive Officer, Chief Investment Officer
Jeff A. Jacobson            Chief Financial Officer, Chief Operations Officer
Tiffany A. Ayres            Chief Compliance Officer, General Counsel
David J. Pavan              Manager
David R. Vaughn             Manager
Todd N. Wolter              Manager
James E. Minnick            Manager
Jennings J. Newcom          Manager
Danny A. Kang               Manager

There were no brokerage commissions paid by any Fund to affiliated brokers of ClariVest for the fiscal year ended September 30, 2007.

SUMMARY OF THE NEW CLARIVEST AGREEMENT AND THE PRIOR CLARIVEST AGREEMENT

A copy of the New ClariVest Agreement is attached hereto as Exhibit B. The following description is only a summary. You should refer to Exhibit B for the New ClariVest Agreement, and the description set forth in this Proxy Statement of the New ClariVest Agreement is qualified in its entirety by reference to Exhibit B. The investment advisory services to be provided by ClariVest under the New ClariVest Agreement and the fee structure are identical to the services currently provided by ClariVest and the fee structure under the Prior ClariVest Agreement.

ADVISORY SERVICES. Both the New ClariVest Agreement and Prior ClariVest Agreement state that, subject to the supervision of the Adviser and the Board of Trustees of the Trust, ClariVest will coordinate the investment and reinvestment of the assets of each of the ClariVest Funds and determine the composition of the assets of such Funds. Both agreements provide that as part of the services ClariVest will provide thereunder, ClariVest will: (i) obtain and evaluate, to the extent deemed necessary and advisable by ClariVest in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the ClariVest Funds or are under consideration for inclusion in the a ClariVest Fund; (ii) formulate and implement a continuous investment program for each ClariVest Fund; (iii) take whatever steps are necessary to implement the investment program for each ClariVest Fund by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of the ClariVest Funds;
(iv) keep the Trustees of the Trust and the Adviser fully informed in writing on an ongoing basis as agreed by the Adviser and ClariVest of all material facts concerning the investment and reinvestment of the assets in the ClariVest Funds, ClariVest and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Trustees of the Trust and ClariVest will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing; (v) in accordance with procedures and methods established by the Trustees of the Trust, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the ClariVest Funds, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of ClariVest for each security or other investment/asset in a ClariVest Fund for which market prices are not readily available in each case at the reasonable request of the Adviser or the Trustees; (vi) provide at the reasonable request of the Adviser or the Trustees any and all material composite performance information, records and supporting documentation about accounts ClariVest manages, if appropriate, which are relevant to the ClariVest Funds and that have investment objectives, policies, and strategies substantially similar to those employed by ClariVest in managing a ClariVest Fund that may be reasonably necessary, under applicable laws, to allow that ClariVest Fund or its agent to present information concerning ClariVest's prior performance in the Trust's prospectus and statement of additional information and any permissible reports and materials prepared by the Portfolio or its agent; and (vii) cooperate with and provide reasonable assistance to the Adviser, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

BROKERAGE. Both the New ClariVest Agreement and the Prior ClariVest Agreement provide that ClariVest is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the ClariVest Funds and is directed to use its best efforts to obtain "best execution" in accordance with any written policies, practices or procedures that may be established by the Board of Trustees or the Adviser from time to time and which have been provided to ClariVest or as described in the Trust's prospectus and statement of additional information.

SUB-ADVISORY FEES. Both the New ClariVest Agreement and Prior ClariVest Agreement contain the identical fee structure based on the Fund's average daily net assets. The sub-advisory fees are paid by the Adviser and do not affect the ClariVest Funds' expenses.

DURATION AND TERMINATION. Both the New ClariVest Agreement and the Prior ClariVest Agreement provide that they will continue in effect for an initial two-year period and that they shall continue in effect for successive annual periods, subject to annual approval as required by the 1940 Act. Both the New ClariVest Agreement and the Prior ClariVest Agreement may be terminated at any time, on sixty (60) days prior written notice, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable ClariVest Fund or Funds) without the payment of a penalty, or by the Adviser or ClariVest at any time, without the payment of a penalty, upon sixty (60) days prior written notice.

LIMITATION ON LIABILITY AND INDEMNIFICATION. Both the New ClariVest Agreement and the Prior ClariVest Agreement provide that except as may otherwise be provided by the 1940 Act or any other federal securities law, neither ClariVest nor any of its officers, members or employees (its "Affiliates") shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by ClariVest or its Affiliates with respect to each ClariVest Fund, except that this provision shall not operate or purport to operate in any way to exculpate, waive or limit the liability of ClariVest or its Affiliates for, and ClariVest shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in
Section 15 of the Securities Act of 1933, as amended ("1933 Act")) (collectively, "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of ClariVest in the performance of any of its duties or obligations or (ii) any untrue statement of a material fact contained in the prospectus and statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to a ClariVest Fund or the omission to state therein a material fact known to ClariVest which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made solely in reliance upon information furnished to the Adviser or the Trust by the ClariVest Indemnitees (as defined below) for use therein.

Both the New ClariVest Agreement and the Prior ClariVest Agreement also provide that except as may otherwise be provided by the 1940 Act or any other federal securities law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by ClariVest as a result of any error of judgment or mistake of law by the Adviser with respect to each ClariVest Fund, except that this provision shall not operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless ClariVest, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in
Section 15 of the 1933 Act) (collectively, "ClariVest Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the ClariVest Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the prospectus and statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the ClariVest Fund(s) or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made solely in reliance upon information furnished to the Adviser or the Trust.

                                  PROPOSAL 2(B)

                APPROVAL OF THE NEW SMITH SUB-ADVISORY AGREEMENT

THE TRUST'S BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE SMITH GROUP LARGE CAP CORE GROWTH FUND VOTE FOR THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT BETWEEN BHR FUND ADVISORS, L.P., AND SMITH ASSET MANAGEMENT GROUP, L.P ON BEHALF OF THE SMITH GROUP LARGE CAP CORE GROWTH FUND.

At the Meeting, shareholders of the Smith Group Large Cap Core Growth Fund (the "Smith Fund") will be asked to approve a new sub-advisory agreement (the "New Smith Agreement") between the Adviser and Smith. The New Smith Agreement contains substantially similar terms with respect to the services provided by Smith and the identical fee structure as the prior sub-advisory agreement (the "Prior Smith Agreement"), which was originally entered into on May 31, 2007. The Prior Smith Agreement was approved by the initial shareholder of the Smith Fund on May 31, 2007. The New Smith Agreement would simply continue the relationship among the parties. Approval of the New Smith Agreement is necessary because the Transaction also terminated the Prior Smith Agreement.

The sub-advisory fees earned by Smith during the interim period will be held in an interest-bearing escrow account at PFPC Trust Company. Fees that are paid to the escrow account, including interest earned, will be paid to Smith if the Smith Fund's shareholders approve the New Smith Agreement within 150 days of the date of the Interim Smith Agreement. If shareholders of the Smith Fund do not approve the New Smith Agreement within 150 days of the date of the Interim Smith Agreement, then Smith will be paid, out of the escrow account, the lesser of:
(i) any costs incurred in performing the Interim Smith Agreement, plus interest earned on the amount while in escrow; or (ii) the total amount in the escrow account, plus interest if earned.

The form of the New Smith Agreement is attached hereto as Exhibit C. The material terms of the New Smith Agreement and Prior Smith Agreement are compared below in "Summary of the New Smith Agreement and Prior Smith Agreement."

If the Smith Fund's shareholders do not approve the New Smith Agreement at the Meeting or at an adjournment of the Meeting, then Smith will no longer be the sub-adviser of the Smith Fund, in which case the Board of Trustees will consider other alternatives and will make such arrangements for the management of that

Fund's investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the recommendation of one or more other sub-advisers, subject to approval by the Board of Trustees and Fund shareholders, or the liquidation of the Fund, subject to the approval of the Board of Trustees.

The management and portfolio managers of Smith have not changed as a result of the Transaction.

COMPENSATION PAID TO SMITH

Under the Prior Smith Agreement, Smith is entitled to receive a monthly sub-advisory fee, paid by the Adviser, computed at the following annual rates of the Smith Fund's average daily net assets in return for the services provided by Smith as sub-adviser to that Fund.

------------------------------------------------- ----------------------
Smith Group Large Cap Core Growth Fund            0.30% on the first
                                                  $100,000,000
                                                  0.35% on the next
                                                  $400,000,000
                                                  0.40% on the next
                                                  $500,000,000
                                                  0.35% on the balance
------------------------------------------------- ----------------------

For the fiscal year ending September 30, 2007, the Adviser paid Smith the following fees pursuant to the Prior Smith Agreement:

------------------------------------------------- ----------------------
Smith Group Large Cap Core Growth Fund            $5,008
------------------------------------------------- ----------------------

The fee structure under the New Smith Agreement will be identical to the fee structure under the Prior Smith Agreement.

INFORMATION ABOUT SMITH

Smith is registered as an investment adviser under the Advisers Act. Smith's principal offices are located at 100 Crescent Court, Suite 1150, Dallas, TX 75201. As of June 30, 2008, Smith managed $5.76 billion of investment assets. Smith is controlled by Stephen S. Smith, SAMG Partners, LP and Dallas Advisor, LLC.

The following table sets forth the name, position and principal occupation of each chief executive officer and each director of Smith as of December 31, 2007. Each individual's address is c/o Smith, 100 Crescent Court, Suite 1150, Dallas, TX 75201.

---------------------------------- -------------------------------------------------------------------------
              NAME                                     PRINCIPAL OCCUPATION WITH SMITH
---------------------------------- -------------------------------------------------------------------------
Stephen S. Smith                   Chief Executive Officer, Chief Investment Officer, Portfolio Manager
---------------------------------- -------------------------------------------------------------------------
John D. Brim                       Chief Financial/Operations Officer, Portfolio Manager
---------------------------------- -------------------------------------------------------------------------
Blake H. Estess                    Chief Compliance Officer
---------------------------------- -------------------------------------------------------------------------

There were no brokerage commissions paid by any Fund to affiliated brokers of Smith for the fiscal year ended September 30, 2007.

SUMMARY OF THE NEW SMITH AGREEMENT AND THE PRIOR SMITH AGREEMENT

A copy of the New Smith Agreement is attached hereto as Exhibit C. The following description is only a summary. You should refer to Exhibit C for the New Smith Agreement, and the description set forth in this Proxy Statement of the New Smith Agreement is qualified in its entirety by reference to Exhibit C.

ADVISORY SERVICES. Both the New Smith Agreement and Prior Smith Agreement state that, subject to the supervision of the Adviser and the Board of Trustees of the Trust, Smith will coordinate the investment and reinvestment of the assets of the Smith Fund and determine the composition of the assets of such Fund. Both agreements provide that as part of the services Smith will provide hereunder, Smith will: (i) obtain and evaluate, to the extent deemed necessary and advisable by Smith in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Smith Fund or are under consideration for inclusion in the Smith Fund; (ii) formulate and implement a continuous investment program for the Smith Fund; (iii) take whatever steps are necessary to implement the investment program for the Smith Fund by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of the Smith Fund; (iv) keep the Trustees of the Trust and the Adviser fully informed in writing on an ongoing basis as agreed by the Adviser and Smith of all material facts concerning the investment and reinvestment of the assets in the Smith Fund, Smith and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Trustees of the Trust and Smith will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing; (v) in accordance with procedures and methods established by the Trustees of the Trust, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Smith Fund, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of Smith for each security or other investment/asset in the Smith Fund for which market prices are not readily available; (vi) provide any and all material composite performance information, records and supporting documentation about accounts Smith manages, if appropriate, which are relevant to the Smith Fund and that have investment objectives, policies, and strategies substantially similar to those employed by Smith in managing the Smith Fund that may be reasonably necessary, under applicable laws, to allow the Smith Fund or its agent to present information concerning Smith's prior performance in the Trust's prospectus and statement of additional information and any permissible reports and materials prepared by the Smith Fund or its agent; and (vii) cooperate with and provide reasonable assistance to the Adviser, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

BROKERAGE. Both the New Smith Agreement and the Prior Smith Agreement provide that Smith is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds and is directed to use its best efforts to obtain "best execution" in accordance with any written policies, practices or procedures that may be established by the Board of Trustees or the Adviser from time to time and which have been provided to Smith or as described in the Trust's prospectus and statement of additional information.

SUB-ADVISORY FEES. Both the New Smith Agreement and Prior Smith Agreement contain the identical fee structure based on the Fund's average daily net assets. The sub-advisory fees are paid by the Adviser and do not affect the Smith Fund's expenses.

DURATION AND TERMINATION. Both the New Smith Agreement and the Prior Smith Agreement provide that they will continue in effect for an initial two-year period and that they shall continue in effect for successive annual periods, subject to annual approval as required by the 1940 Act. Both the New Smith Agreement and the Prior Smith Agreement may be terminated at any time, on sixty

(60) days prior written notice, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Smith Fund) without the payment of a penalty, or by the Adviser or Smith at any time, without the payment of a penalty, upon sixty (60) days prior written notice.

LIMITATION ON LIABILITY AND INDEMNIFICATION. Both the New Smith Agreement and the Prior Smith Agreement provide that except as may otherwise be provided by the 1940 Act or any other federal securities law, neither Smith nor any of its officers, members or employees (its "Affiliates") shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by Smith or its Affiliates with respect to the Smith Fund, except that this provision shall not operate or purport to operate in any way to exculpate, waive or limit the liability of Smith or its Affiliates for, and Smith shall indemnify and hold harmless the Adviser Indemnitees against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of Smith in the performance of any of its duties or obligations or (ii) any untrue statement of a material fact contained in the prospectus and statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Smith Fund or the omission to state therein a material fact known to Smith which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Smith Indemnitees (as defined below) for use therein.

Both the New Smith Agreement and the Prior Smith Agreement also provide that except as may otherwise be provided by the 1940 Act or any other federal securities law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by Smith as a result of any error of judgment or mistake of law by the Adviser with respect to the Smith Fund, except that this provision shall not operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless Smith, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, "Smith Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Smith Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the prospectus and statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Smith Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust.

                                  PROPOSAL 2(C)

             APPROVAL OF THE NEW MOUNT LUCAS SUB-ADVISORY AGREEMENT

THE TRUST'S BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE MOUNT LUCAS U.S. FOCUSED EQUITY FUND VOTE FOR THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT BETWEEN BHR FUND ADVISORS, L.P., AND MOUNT LUCAS MANAGEMENT CORP. ON BEHALF OF THE MOUNT LUCAS U.S. FOCUSED EQUITY FUND.

At the Meeting, shareholders of the Mount Lucas U.S. Focused Equity Fund (the "Mount Lucas Fund") will be asked to approve a new sub-advisory agreement (the "New Mount Lucas Agreement") between the Adviser and Mount Lucas, on behalf of the Mount Lucas Fund. The New Mount Lucas Agreement contains substantially similar terms with respect to the services provided by Mount Lucas and the identical fee structure as the prior sub-advisory agreement (the "Prior Mount Lucas Agreement"), which was originally entered into on September 25, 2007. The Prior Mount Lucas Agreement was approved by the initial shareholder of the Mount Lucas Fund on September 28, 2007. The New Mount Lucas Agreement would simply continue the relationship among the parties. Approval of the New Mount Lucas Agreement is necessary because the Transaction also terminated the Prior Mount Lucas Agreement.

The sub-advisory fees earned by Mount Lucas during the interim period will be held in an interest-bearing escrow account at PFPC Trust Company. Fees that are paid to the escrow account, including interest earned, will be paid to Mount Lucas if the Mount Lucas Fund's shareholders approve the New Mount Lucas Agreement within 150 days of the date of the Interim Mount Lucas Agreement. If shareholders of the Mount Lucas Fund do not approve the New Mount Lucas Agreement within 150 days of the date of the Interim Mount Lucas Agreement, then Mount Lucas will be paid, out of the escrow account, the lesser of: (i) any costs incurred in performing the Interim Mount Lucas Agreement, plus interest earned on the amount while in escrow; or (ii) the total amount in the escrow account, plus interest if earned.

The form of the New Mount Lucas Agreement is attached hereto as Exhibit D. The material terms of the New Mount Lucas Agreement and Prior Mount Lucas Agreement are compared below in "Summary of the New Mount Lucas Agreement and Prior Mount Lucas Agreement."

If the Mount Lucas Fund's shareholders do not approve the New Mount Lucas Agreement at the Meeting or at an adjournment of the Meeting, then Mount Lucas will no longer be the sub-adviser of the Fund, in which case the Board of Trustees will consider other alternatives and will make such arrangements for the management of that Fund's investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the recommendation of one or more other sub-advisers, subject to approval by the Board of Trustees and Fund shareholders, or the liquidation of the Fund, subject to the approval by the Board of Trustees.

The management and portfolio managers of Mount Lucas have not changed as a result of the Transaction.

COMPENSATION PAID TO MOUNT LUCAS

Under the Prior Mount Lucas Agreement, Mount Lucas is entitled to receive a monthly sub-advisory fee, paid by the Adviser, computed at the following annual rates of the Mount Lucas Fund's average daily net assets in return for the services provided by Mount Lucas as sub-adviser to the Mount Lucas Fund.

------------------------------------------------- ----------------------
Mount Lucas U.S. Focused Equity Fund              0.25% on the first
                                                  $200,000,000 and
                                                  0.60% on the balance
------------------------------------------------- ----------------------

For the fiscal year ending September 30, 2007, the Adviser paid Mount Lucas the following fees pursuant to the Prior Mount Lucas Agreement:

------------------------------------------------- ----------------------
Mount Lucas U.S. Focused Equity Fund              $ 0
------------------------------------------------- ----------------------

The fee structure under the New Mount Lucas Agreement will be identical to the fee structure under the Prior Mount Lucas Agreement.

INFORMATION ABOUT MOUNT LUCAS

Mount Lucas is registered as an investment adviser under the Advisers Act. Mount Lucas's principal offices are located at 47 Hullfish Street, Suite 510, Princeton, NJ 08542. As of June 30, 2008, Mount Lucas managed $1.72 billion in investment assets.

The following table sets forth the name, position and principal occupation of each chief executive officer and each director of Smith as of December 31, 2007. Each individual's address is c/o Mount Lucas, 47 Hullfish Street, Suite 510, Princeton, NJ 08542.

---------------------------------- -------------------------------------------------------------------------
              NAME                                  PRINCIPAL OCCUPATION WITH MOUNT LUCAS
---------------------------------- -------------------------------------------------------------------------
Roger E. Alcaly                    Director
---------------------------------- -------------------------------------------------------------------------
Timothy J. Rudderow                President
---------------------------------- -------------------------------------------------------------------------
Paul R. DeRosa                     Director
---------------------------------- -------------------------------------------------------------------------
Raymond E. Ix                      Senior Vice President
---------------------------------- -------------------------------------------------------------------------
James A. Mehling                   Vice President, Chief Operating Officer
---------------------------------- -------------------------------------------------------------------------
John R. Oberkofler                 Vice President
---------------------------------- -------------------------------------------------------------------------
Charles Crow                       Chief Compliance Officer
---------------------------------- -------------------------------------------------------------------------

There were no brokerage commissions paid by any Fund to affiliated brokers of Mount Lucas for the fiscal year ended September 30, 2007.

SUMMARY OF THE NEW MOUNT LUCAS AGREEMENT AND THE PRIOR MOUNT LUCAS AGREEMENT

A copy of the New Mount Lucas Agreement is attached hereto as Exhibit D. The following description is only a summary. You should refer to Exhibit D for the New Mount Lucas Agreement, and the description set forth in this Proxy Statement of the New Mount Lucas Agreement is qualified in its entirety by reference to Exhibit D.

ADVISORY SERVICES. Both the New Mount Lucas Agreement and Prior Mount Lucas Agreement state that, subject to the supervision of the Adviser and the Board of Trustees of the Trust, Mount Lucas will coordinate the investment and reinvestment of the assets of the Mount Lucas Fund and determine the composition of the assets of such Fund. Both agreements provide that as part of the services Mount Lucas will provide hereunder, Mount Lucas will: (i) obtain and evaluate, to the extent deemed necessary and advisable by Mount Lucas in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Mount Lucas Fund or are under consideration for inclusion in the Mount Lucas Fund; (ii) formulate and implement a continuous investment program for the Mount Lucas Fund; (iii) take whatever steps are necessary to implement the investment program for the Mount Lucas Fund by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of the Mount Lucas Fund; (iv) keep the Trustees of the Trust and the Adviser fully informed in writing on an ongoing basis as agreed by the Adviser and Mount Lucas of all material facts concerning the investment and reinvestment of the assets in the Mount Lucas Fund, Mount Lucas and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Trustees of the Trust and Mount Lucas will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing; (v) in accordance with procedures and methods established by the Trustees of the Trust, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Mount Lucas Fund, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of Mount Lucas for each security or other investment/asset in the Mount Lucas Fund for which market prices are not readily available; (vi) provide any and all material composite performance information, records and supporting documentation about accounts Mount Lucas manages, if appropriate, which are relevant to the Mount Lucas Fund and that have investment objectives, policies, and strategies substantially similar to those employed by Mount Lucas in managing the Mount Lucas Fund that may be reasonably necessary, under applicable laws, to allow the Mount Lucas Fund or its agent to present information concerning Mount Lucas's prior performance in the Trust's prospectus and statement of additional information and any permissible reports and materials prepared by the Mount Lucas Fund or its agent; and (vii) cooperate with and provide reasonable assistance to the Adviser, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

BROKERAGE. Both the New Mount Lucas Agreement and the Prior Mount Lucas Agreement provide that Mount Lucas is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds and is directed to use its best efforts to obtain "best execution" in accordance with any written policies, practices or procedures that may be established by the Board of Trustees or the Adviser from time to time and which have been provided to Mount Lucas or as described in the Trust's prospectus and statement of additional information.

SUB-ADVISORY FEES. Both the New Mount Lucas Agreement and Prior Mount Lucas Agreement contain the identical fee structure based on the Fund's average daily net assets. The sub-advisory fees are paid by the Adviser and do not affect the Mount Lucas Fund's expenses.

DURATION AND TERMINATION. Both the New Mount Lucas Agreement and the Prior Mount Lucas Agreement provide that they will continue in effect for an initial two-year period and that they shall continue in effect for successive annual periods, subject to annual approval as required by the 1940 Act. Both the New Mount Lucas Agreement and the Prior Mount Lucas Agreement may be terminated at any time, on sixty (60) days prior written notice, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Mount Lucas Fund) without the payment of a penalty, or by the Adviser or Mount Lucas at any time, without the payment of a penalty, upon sixty
(60) days prior written notice.

LIMITATION ON LIABILITY AND INDEMNIFICATION. Both the New Mount Lucas Agreement and the Prior Mount Lucas Agreement provide that except as may otherwise be provided by the 1940 Act or any other federal securities law, neither Mount Lucas nor any of its officers, members or employees (its "Affiliates") shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by Mount Lucas or its Affiliates with respect to the Mount Lucas Fund, except that this provision shall not operate or purport to operate in any way to exculpate, waive or limit the liability of Mount Lucas or its Affiliates for, and Mount Lucas shall indemnify and hold harmless the Adviser Indemnitees against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of Mount Lucas in the performance of any of its duties or obligations or (ii) any untrue statement of a material fact contained in the prospectus and statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Mount Lucas Fund or the omission to state therein a material fact known to Mount Lucas which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Mount Lucas Indemnitees (as defined below) for use therein.

Both the New Mount Lucas Agreement and the Prior Mount Lucas Agreement also provide that except as may otherwise be provided by the 1940 Act or any other federal securities law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by Mount Lucas as a result of any error of judgment or mistake of law by the Adviser with respect to the Mount Lucas Fund, except that this provision shall not operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless Mount Lucas, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, "Mount Lucas Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Mount Lucas Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the prospectus and statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Mount Lucas Fund or the omission to state therein a material fact known to the

Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust.

      BOARD APPROVAL AND RECOMMENDATION OF PROPOSALS 1, 2(A), 2(B) AND 2(C)

In reaching its decision to approve the New Agreements, the Trustees, including all of the Independent Trustees, met at a special meeting held on May 8, 2008 with senior executives of the Adviser. In the course of their review, the Trustees considered their legal responsibilities with regard to all factors deemed to be relevant to the Funds, including, but not limited to the following:
(1) the quality of services provided to the Funds since the Adviser first became investment adviser, and ClariVest, Smith and Mount Lucas (the "Sub-Advisers") first became sub-advisers, to the Funds; (2) the performance of the Funds; (3) the fact that the Transaction is not expected to affect the manner in which the Funds are advised; (4) the fact that the current portfolio management teams will continue to manage the Funds; (5) the fact that the fee structure under the New Agreements would be identical to the fee structure under the Prior Agreements; and (6) other factors deemed relevant. The Independent Trustees considered similar factors, and reached the same conclusions with respect to the approval of the Interim Agreements.

The Trustees also evaluated the New Agreements in light of information they had requested and received from the Adviser prior to the special meeting. The Trustees reviewed these materials with management of the Adviser and legal counsel to the Trust and the Adviser. The Independent Trustees also discussed the New Agreements in an executive session, at which no representatives of the Adviser were present. The Trustees considered whether the New Agreements would be in the best interests of the Funds and their shareholders and the overall fairness of the New Agreements. Among other things, the Trustees reviewed information concerning: (1) the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser; (2) each Fund's investment performance; (3) the cost of the services provided and the profits realized by the Adviser and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale have been or will be realized as the Funds grow and the extent to which fee levels reflect the economies of scale, if any, for the benefit of the Funds' shareholders; and (5) ancillary benefits and other factors. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS.

The Board considered the scope and quality of services expected to be provided by the Adviser and the Sub-Advisers, particularly the qualifications and capabilities of the personnel responsible for providing services to the Funds. The Trustees noted that, in addition to managing the investment program of the Funds, the Adviser provides, at its expense, personnel responsible for supervising the provision of compliance, administrative services, accounting and related services. The Trustees also considered that the Adviser would pay for all compensation of officers of the Trust that are also employees of the Adviser. The Board also considered the qualifications, experience and responsibilities of the portfolio managers for the Funds. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services to be provided by the Adviser and the Sub-Advisers are satisfactory.

INVESTMENT PERFORMANCE OF THE FUNDS.

The Trustees considered the investment experience of the Adviser and the Sub-Advisers. The Trustees considered the performance of each Fund as well as historical performance of other accounts managed by each Sub-Adviser using investment strategies substantially similar to those of the Funds.

COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER.

In connection with the Trustees' consideration of the level of the advisory fees, the Trustees considered a number of factors. With respect to each Fund, the Board's analysis of the Fund's advisory fee and estimated expenses included a discussion and review of data concerning the current fee and expense ratios of the Fund compared to a peer group. The Board noted that each Fund's advisory fee and expense ratio were generally in line with those of its peer group. The Board also noted the Adviser's agreement to limit the total expenses of each Fund for a period of three years from commencement of operations. They noted that these expense limitations would not be affected by the Transaction. The Board also noted that each Sub-Adviser's fees will be paid entirely by the Adviser so that no additional expenses would be borne by shareholders for the engagement of a Sub-Adviser.

ECONOMIES OF SCALE AND FEE LEVELS REFLECTING THOSE ECONOMIES.

The Trustees considered the extent to which economies of scale were expected to be realized relative to fee levels as the Funds' assets grow, and whether the advisory and sub-advisory fee levels reflect these economies of scale for the benefit of shareholders.

OTHER BENEFITS TO THE ADVISER.

In addition to the above factors, the Trustees also discussed other benefits received by the Adviser and the Sub-Advisers from their management of the Funds, including, without limitation, possible soft dollar benefits and the ability to market their advisory services for similar products in the future. The Trustees also considered the letter agreements entered into between the Adviser and each Sub-Adviser which, subject to applicable law and fiduciary duties, could in certain circumstances, allow the Adviser to receive compensation from a Sub-Adviser in the event a Fund is reorganized out of the Trust.

SECTION 15(F) OF THE 1940 ACT.

The Trustees also considered whether the arrangements between the Adviser and the Funds comply with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after closing of the transaction, at least 75% of the board members of the Trust cannot be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an "unfair burden" must not be imposed upon the Trust as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the Trust or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Trust (other than bona fide ordinary compensation as principal underwriter for the Trust).

In connection with the first condition of Section 15(f), the Trustees noted that the Trust's nominating committee was currently searching for an additional Independent Trustee so that at the closing of the Transaction, at least 75% of the Trustees would not be "interested persons" (as defined in the 1940 Act) of the Adviser for a period of three years and would be in compliance with this provision of Section 15(f). With respect to the second condition of Section 15(f), the Adviser has represented that the Transaction will not have an economic impact on the Adviser's ability to provide services to the Fund and no fee increases are contemplated. Thus, the Transaction will not result in an "unfair burden" (as defined in Section 15(f)) during the two-year period following the closing of the Transaction.

BASED ON ALL OF THE FOREGOING, THE TRUSTEES RECOMMEND THAT SHAREHOLDERS OF THE FUNDS VOTE FOR EACH PROPOSAL ABOVE.

                                   PROPOSAL 3

                              ELECTION OF TRUSTEES

THE TRUST'S BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS OF THE TRUST VOTE FOR THE ELECTION OF EACH NOMINEE FOR TRUSTEE OF THE TRUST.

BACKGROUND

At the Meeting, shareholders will be asked to elect four Trustees, who will constitute the entire Board of the Trust. Each Board member so elected will hold office until he or she resigns his or her position or until his or her term as a Trustee is otherwise terminated as provided in the Trust's Agreement and Declaration of Trust.

The persons named as proxies in the accompanying proxy card have been designated by the Board of Trustees and intend to vote for the nominees named below. All Shares represented by valid proxies will be voted in the election of Trustees for each nominee named below, unless authority to vote for a particular nominee is withheld. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Board of Trustees may recommend unless a decision is made to reduce the number of directors serving on the Board. The following table sets forth the nominees, their ages, addresses, positions held with the Trust, term of office and length of time served, principal occupations for the past five years, and other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, or are registered as investment companies under the 1940 Act.

                                              TERM OF                                  NUMBER OF
                                             OFFICE AND          PRINCIPAL           FUNDS IN FUND         OTHER
                               POSITION(S)   LENGTH OF         OCCUPATION(S)            COMPLEX        DIRECTORSHIPS
                                HELD WITH       TIME           DURING PAST 5          OVERSEEN BY         HELD BY
   NAME AND YEAR OF BIRTH       THE FUNDS      SERVED              YEARS                DIRECTOR          TRUSTEE
----------------------------- ------------- ------------ -------------------------- ---------------- -----------------
INTERESTED TRUSTEE NOMINEE*   Chairman and  Since June   BHR Fund Advisors, LP,            10               None
--------------------------    Trustee       2006         Managing Partner
Amy Duling
Year of Birth: 1967                                      Constellation Investment
                                                         Management Company,
                                                         Executive VP of Marketing
                                                         & Product Mgt. (2004-2006)

                                                         Turner Investment Partners,
                                                         National Account Director
                                                         (1999-2004)
INDEPENDENT TRUSTEE NOMINEES
----------------------------
Gary Shugrue                  Trustee       Since        Ascendant Capital Partners,       10         Quaker Investment
Year of Birth: 1954                         October      President and Chief                          Trust (registered
                                            2006         Investment Officer                          investment company)


                                              TERM OF                                  NUMBER OF
                                             OFFICE AND          PRINCIPAL           FUNDS IN FUND         OTHER
                               POSITION(S)   LENGTH OF         OCCUPATION(S)            COMPLEX        DIRECTORSHIPS
                                HELD WITH       TIME           DURING PAST 5          OVERSEEN BY         HELD BY
   NAME AND YEAR OF BIRTH       THE FUNDS      SERVED              YEARS                DIRECTOR          TRUSTEE
----------------------------- ------------- ------------ -------------------------- ---------------- -----------------
Dr. James Patton              Trustee       Since        Comprehensive Oncology            10           Advaxis, Inc.
Year of Birth: 1957                         October      Care, LLC
                                            2006         President
                                                         Millennium Oncology
                                                         Management, Inc., Vice
                                                         President
                                                         Liberty View Equity
                                                         Partners, SBIC, LP,
                                                         Principal

Malcolm MacColl               Trustee       Since June   Cowen Asset Management,           10               None
Year of Birth: 1951                         2008         LLC, Chairman and Chief
                                                         Executive

*Ms. Duling is an "interested person" under the 1940 Act because she is employed as a Managing Partner of BHR Fund Advisors, LP.

Ms. Duling, Mr. Shugrue and Dr. Patton were elected by the Trust's sole initial shareholder in October 2006. Mr. MacColl was appointed by the other Trustees in June 2008.

BOARD AND COMMITTEE MEETINGS

During the fiscal year ended September 30, 2007, the Trustees met six times. Each of the current Trustees then serving on the Board attended all of the meetings of the Board.

The Board has a standing Audit Committee which is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Trust's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. The Audit Committee met three times during the fiscal year ended September 30, 2007. Mr. Shugrue, Dr. Patton and Mr. MacColl currently serve as members of the Audit Committee.

The Board has a standing Fair Value Pricing Committee that is composed of Mr. Shugrue, Dr. Patton, Mr. MacColl and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available or which the Fund believes are unreliable. The Fair Value Pricing Committee's determinations are reviewed by the full Board. The Fair Value Pricing Committee met two times during the fiscal year ended September 30, 2007.

The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The Trust's Nominating Committee Charter assigns to the Nominating Committee the responsibility to consider, recommend and nominate candidates to fill vacancies on the Trust's Board. In connection with the identification, selection and nomination of candidates to the Board of Trustees, the Nominating Committee evaluates the qualifications of candidates for Board membership and their independence from the Adviser and other principal service providers. The Nominating Committee considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (e.g., business, financial or family relationships with the Adviser or other service providers). Persons selected to serve as independent Trustees must not be "interested persons" of the Trust as defined by the 1940 Act. Specific qualifications are based on the needs of the Board at the time of the nomination. The Nominating Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Trust's Secretary at the Trust's office. The Nominating Committee assesses shareholder nominees in the same manner it reviews its own nominees. The Nominating Committee did not meet during the fiscal year ended September 30, 2007. Mr. Shugrue, Dr. Patton and Mr. MacColl currently serve as members of the Nominating Committee. Each nominee has been recommended for election by the Nominating Committee.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Briggs, Bunting & Dougherty, LLP ("BBD"), Two Penn Center Plaza, Suite 8210, Philadelphia, PA 19102, serves as independent registered public accounting firm for the Funds. It is not expected that any representatives of BBD will attend the meeting or be available to answer questions.

INDEPENDENT ACCOUNTANTS' FEES

AUDIT FEES. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Trust's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $46,000 for 2007 and $0 for 2006.

AUDIT-RELATED FEES. The aggregate fees billed for each of the last two fiscal years for assurance and related services rendered by the principal accountant that are reasonably related to the performance of the audit of the Trust's financial statements and are not reported in the preceding paragraph for those fiscal years are $0 for 2007 and $0 for 2006.

TAX FEES. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for those fiscal years are $6,500 for 2007 and $0 for 2006. Tax fees represent tax compliance services rendered in connection with the review of the Trust's tax returns.

ALL OTHER FEES. The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in "Audit Fees," "Audit-Related Fees" and "Tax Fees" above are $0 for 2007 and $0 for 2006.

PRE-APPROVAL POLICIES AND PROCEDURES. Pursuant to its charter, the Trust's Audit Committee must pre-approve all audit and non-audit services to be provided to the Trust. The Trust also pre-approves any non-audit services provided by the Trust's principal accountant to the Adviser. The percentages of Audit-Related Fees, Tax Fees and all other fees that were approved during the last fiscal year under the "de minimis" exception provided by paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X were 0%, 100% and 0%, respectively.

NON-AUDIT FEES. The aggregate non-audit fees billed by the Trust's accountant for services rendered to the Trust, and rendered to the Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the Adviser), and any entity controlling, controlled by, or under common control with the Adviser for each of the last two fiscal years of the Trust was $6,500 for 2007 and $0 for 2006.

TRUSTEE COMPENSATION

The following provides information about the fees received by the current Trustees then serving on the Board for the fiscal year ended September 30, 2007.

---------------------------- ----------------- ------------------- ----------------------
                             Pension or
                             Retirement        Estimated Annual    Total Compensation
                             Benefits          Benefits Upon       From Fund and Fund
Trustee                      Accrued As        Retirement          Complex Paid to
                             Part of Funds                         Trustee
                             Expenses
---------------------------- ----------------- ------------------- ----------------------
INTERESTED TRUSTEE
------------------

Amy Duling                   None              None                None
---------------------------- ----------------- ------------------- ----------------------

INDEPENDENT TRUSTEES
--------------------
---------------------------- ----------------- ------------------- ----------------------

Dr. James Patton             None              None                $13,250*
---------------------------- ----------------- ------------------- ----------------------

Gary Shugrue                 None              None                $13,000*
---------------------------- ----------------- ------------------- ----------------------

* Dr. Patton received $5,067, $5,067, $2,293 and $0 from the ClariVest International Equity Fund, ClariVest SMid Cap Core Growth Fund, Smith Group Large Cap Core Growth Fund and Mount Lucas U.S. Focused Equity Fund, respectively. Mr. Shugrue received $4,889, $4,889, $2,288 and $0 from the ClariVest International Equity Fund, ClariVest SMid Cap Core Growth Fund, Smith Group Large Cap Core Growth Fund and Mount Lucas U.S. Focused Equity Fund, respectively.


FUND SHARES OWNED BY BOARD MEMBERS. The following table shows each Trustee nominee's ownership of shares of each Fund and of all Trust Funds served by the Trustee as of July 17, 2008 (the "Record Date").

----------------------------- -------------------------- ------------------------- --------------------------
                                                                                    AGGREGATE DOLLAR RANGE
                                                           DOLLAR RANGE OF FUND    OF TRUST SHARES OWNED BY
FUND                          TRUSTEE NOMINEE            SHARES OWNED BY TRUSTEE           TRUSTEE
----------------------------- -------------------------- ------------------------- --------------------------
ClariVest International       Amy Duling                 $0 - $50,000              $0 - $50,000
Equity Fund                   Gary Shugrue               None                      None
                              Malcolm MacColl            None                      None

----------------------------- -------------------------- ------------------------- --------------------------
ClariVest SMid Cap Core       Amy Duling                 $0 - $50,000              $0 - $50,000
Growth Fund                   Gary Shugrue               None                      None
                              Malcolm MacColl            None                      None

----------------------------- -------------------------- ------------------------- --------------------------
Smith Group Large Cap Core    Amy Duling                 None                      None
Growth Fund                   Gary Shugrue               None                      None
                              Malcolm MacColl            None                      None

----------------------------- -------------------------- ------------------------- --------------------------
Mount Lucas U.S. Focused      Amy Duling                 None                      None
Equity Fund                   Gary Shugrue               None                      None
                              Malcolm MacColl            None                      None
----------------------------- -------------------------- ------------------------- --------------------------

ADDITIONAL INFORMATION

OFFICERS OF THE TRUST. The officers of the Trust, their respective year of birth, and their principal occupations for the last five years are set forth below. Unless otherwise noted, the business address of each officer is c/o BHR Fund Advisors, LP, 1160 Swedesford Road, Suite 140, Berwyn, PA 19312. None of the officers receive compensation from the Trust for their services. Officers are elected by the Trustees and hold office until such time as they resign or are replaced by the Trustees.



                                                 TERM OF
                                               OFFICE AND                                  PRINCIPAL
                                 POSITION       LENGTH OF                                OCCUPATION(S)
                                HELD WITH         TIME                                   DURING PAST 5
  NAME AND YEAR OF BIRTH        THE FUNDS        SERVED                                      YEARS
--------------------------- ----------------- ------------- -------------------------------------------------------------------
Peter Moran                 President             Since     BHR Fund Advisors, LP; Managing Partner since 2006.
Year of Birth: 1961                              October
                                                  2006      Constellation Investment Management Company; President (2005-2006).

                            Chief Compliance    Since July  Turner Investment Partners; Director of Intermediary & Mutual Fund
                            Officer                2008     Distribution (1997-2005).

John Leven                  Treasurer             Since     BHR Fund Advisors, LP; Director of Finance since 2006.
Year of Birth: 1957                              October
                                                  2006      Constellation Investment Management Company; Chief Financial Officer
                                                            (2004-2006).

                                                            SEI Investments; Account Director (2001-2004), Director of Fund
                                                            Accounting (1999-2001).
                                                            Accounting (1999-2001).


RECORD DATE. Only shareholders of record of each Fund at the close of business on the Record Date will be entitled to vote with respect to any matter affecting that Fund at the Meeting and at any adjournment or postponement thereof. As of the Record Date, there were 130,022.387, 29,528.816, 2,404,937.563 and
647,196.905 issued and outstanding Shares of the ClariVest International Equity Fund, the ClariVest SMid Cap Core Growth Fund, the Smith Group Large Cap Core Growth Fund and the Mount Lucas U.S. Focused Equity Fund, respectively.

REQUIRED VOTE AND VOTING INFORMATION. The approval of each of Proposals 1, 2(a), 2(b) and 2(c) described above requires the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of each Fund affected by such Proposal, which means the lesser of (1) the holders of 67% or more of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of the proposed Fund are present in person or by proxy or (2) more than 50% of the outstanding Shares of the Fund (the "1940 Act voting requirement"). With respect to Proposal 3, a plurality of Shares all Funds of the Trust, voting together and not separately by Fund, is required to elect a Trustee. That means that the four nominees who receive the highest number of votes cast at the Meeting will be elected as Trustees.

The presence in person or by proxy of the holders of one-third of the Shares of a Fund entitled to vote shall constitute a quorum for the transaction of business with respect to such Fund at the Meeting. However, more than 50% of such Shares must be represented at the meeting in order to satisfy the 1940 Act voting requirement. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" will be treated as shares that are present but that have not been voted. Broker "non-votes" are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. Abstentions and broker non-votes do not constitute a vote "FOR" and effectively result in a vote "AGAINST" the Proposal.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR a proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST a proposal against any such adjournment. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

OTHER MATTERS. No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

PRINCIPAL HOLDERS OF THE PORTFOLIO'S SHARES. The beneficial owners of more than 5% of the outstanding Shares of each Fund as of the Record Date are as follows:

---------------------------- ----------------------------------- ---------------------- ---------------------
Fund                         Name and Address of Owner           Number of Shares       Percentage of Fund
---------------------------- ----------------------------------- ---------------------- ---------------------
ClariVest International      Peter J. Moran and Joan L.          41,436.02              31.8684%
Equity Fund                  Moran JTWROS
                             110 Anderson Farm Road
                             Phoenixville, PA 19460-1703

                             PFPC Trust Company                  40,933.91              31.4822%
                             Cust. R/O IRA FBO
                             David John Paven
                             12003 Wooded Vista Lane
                             San Diego, CA 92128-5273

                             Paul Greenwood                      10,359.01              7.9671%
                             7915 132nd Street Ct. E.
                             Puyallup, WA 98373-2517

                             James Patton                        10,359.01              7.9671%
                             1937 Swedesford Road
                             Malvern, PA 19355-8733

                             Amy D. Duling and                   10,359.01              7.9671%
                             William A. Comfort JTWROS
                             86 Devon Road
                             Paoli, PA 19301-1932

                             John P. Lehning                     10,359.01              7.9671%
                             150 Country Lane
                             Phoenixville, PA 19460-1703

---------------------------- ----------------------------------- ---------------------- ---------------------
ClariVest SMid Cap Core      Peter J. Moran and                  10,737.36              36.3623%
Growth Fund                  Joan L. Moran JTWROS
                             110 Anderson Farm Road
                             Phoenixville, PA 19460-1703

                             Paul Greenwood                      10,737.36              36.3623%
                             7915 132nd Street Ct. E.
                             Puyallup, WA 98373-2517

                             Peter J. Moran and Joan L.          5,368.68               18.1812%
                             Moran JTWROS
                             110 Anderson Farm Road
                             Phoenixville, PA 19460-1703

                             Amy D. Duling and                   2,684.34                9.0906%
                             William A. Comfort JTWROS
                             86 Devon Road
                             Paoli, PA 19301-1932

---------------------------- ----------------------------------- ---------------------- ---------------------
Smith Group Large Cap Core   Wendel & Co.                        1,218,393.80           50.6622%
Growth Fund                  c/o The Bank of New York
                             Mutual Fund Reorg. Dept.
                             P.O. Box 1066
                             Wall Street Station
                             New York, NY  10286
---------------------------- ----------------------------------- ---------------------- ---------------------

---------------------------- ----------------------------------- ---------------------- ---------------------
Fund                         Name and Address of Owner           Number of Shares       Percentage of Fund
---------------------------- ----------------------------------- ---------------------- ---------------------
                             National Financial Services LLC       462,219.12           19.2196%
                             For the Exclusive Benefit of our
                             Customers
                             One World Financial Center
                             200 Liberty Street
                             New York, NY 10281

                             Charles Schwab & Co. Inc.             174,529.44            7.2571%
                             Special Custody Account for the
                             Benefit of Customers
                             Attn:  Mutual Funds
                             101 Montgomery Street
                             San Francisco, Ca 94104

---------------------------- ----------------------------------- ---------------------- ---------------------
Mount Lucas U.S. Focused     Charles Schwab & Co. Inc.             206,416.95           31.894%
Equity Fund                  Special Custody Account for the
                             Benefit of Customers
                             Attn:  Mutual Funds
                             101 Montgomery Street
                             San Francisco, CA 94104

                             Raymond E. Ix, Jr.                    113,380.69           17.5187%
                             7807 Ardmore Avenue
                             Wyndmoor, PA 19038-8567

                             Roger E. Alcaly                       105,893.19           16.3618%
                             730 5th Avenue
                             24th Floor
                             New York, NY 10019-4105

                             Paul R. DeRosa                        105,228.59           16.2591%
                             71 Forest Road
                             Tenafly, NJ 07670-2230

                             Timothy J. Rudderow                    63,535.92            9.8171%
                             5595 Ridge Road
                             New Hope, PA 18938-5420
---------------------------- ----------------------------------- ---------------------- ---------------------


SECURITY OWNERSHIP OF MANAGEMENT. As of the Record Date, the Trust's Trustees and Officers owned 47.81%, 63.63%, 0% and 0% of the outstanding Shares of the ClariVest International Equity Fund, the ClariVest SMid Cap Core Growth Fund, the Smith Group Large Cap Core Growth Fund and the Mount Lucas U.S. Focused Equity Fund, respectively.

ADMINISTRATOR AND DISTRIBUTOR. PFPC, Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Trust's administrator and PFPC Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Trust's principal underwriter.

PROCEDURES FOR SHAREHOLDER COMMUNICATIONS WITH THE BOARD. The Trust's Board of Trustees will receive and review written correspondence from shareholders. Shareholders may address correspondence to individual Trustees or to the full Board at the Trust's principal business address. The Board or an individual Trustee will respond to shareholder correspondence in a manner that the Board or Trustee deems appropriate given the subject matter of the particular correspondence.

The Trust maintains copies of all correspondence addressed to individual Trustees or the Board. Copies of all such correspondence are forwarded promptly to an individual Trustee or the Board, as applicable. The Trust responds to any correspondence in the nature of routine operational matters, such as routine account inquiries, on a timely basis, notwithstanding that the correspondence is addressed to an individual Trustee or the Board, and communicates such response to the Board or Trustee to whom the correspondence was addressed.

SHAREHOLDER PROPOSALS. The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Under the Trust's Agreement and Declaration of Trust, to the extent required by the 1940 Act, shareholders owning in the aggregate 10% of the outstanding Shares of all classes of the Trust have the right to call a meeting of shareholders to consider the removal of one or more Trustees. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Trust at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

Dated:  August 7, 2008

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                    EXHIBIT A
                                    ---------

                         INVESTMENT MANAGEMENT AGREEMENT

                             BHR INSTITUTIONAL FUNDS

         AGREEMENT made this __ day of ___________, 2008, by and between BHR Institutional Funds, a Delaware statutory trust (the "Trust"), and BHR Fund Advisors, LP, a Delaware limited partnership (the "Adviser").

         WHEREAS, the Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to each series of the Trust set forth on Schedule A of this Agreement (each a "Fund" and collectively the "Funds"), and the Adviser is willing to render such services:

         NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

         1. APPOINTMENT AND ACCEPTANCE. The Trust hereby appoints the Adviser to act as Adviser to the Funds for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties executing a new Schedule A which shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

The Adviser will, at its own expense, render the services and provide the office space, furnishings and equipment, and personnel (including any sub-Advisers) required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for any Fund.

         2. DUTIES OF ADVISER. The Trust employs the Adviser to furnish and manage a continuous investment program for the Funds, and to hire (subject to the approval of the Trust's Board of Trustees ("Board") and, except as otherwise permitted under the terms of any applicable exemptive relief obtained from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of each affected Fund) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of each Fund. The Adviser will continuously review, supervise and (where appropriate) administer the investment program of each Fund, to determine in its discretion (where appropriate) the securities to be purchased, held, sold or exchanged, to provide the Trust with records concerning the Adviser's activities which the Trust is required to maintain and to render regular reports to the Trust's officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

The Adviser shall discharge the foregoing responsibilities subject to the control of the Trust's Board and in compliance with such policies as the Board may from time to time establish, with the objectives, policies, and limitations for each such Fund set forth in the Fund's Prospectus and Statement of Additional Information as amended from time to time, and with applicable laws and regulations.

         3. FUND TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds and is directed to use its best efforts to obtain "best execution," considering the Fund's investment objectives, policies, and restrictions as stated in the Funds' Prospectus(es) and Statement(s) of Additional Information, as the same may be amended, supplemented or restated from time to time, and resolutions of the Trust's Board. The Adviser will promptly communicate to the officers and the Board such information relating to portfolio transactions as they may reasonably request.

It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Trust to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Funds' Prospectuses and Statement of Additional Information.

         4. COMPENSATION OF THE ADVISER. For the services provided and the expenses assumed pursuant to this Agreement, the Trust shall pay to the Adviser compensation at the rate specified on Schedule B of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the appropriate Schedule, to the assets. The fee shall be based on the average daily net assets for the month involved. The Adviser may, in its discretion and from time to time, waive all or a portion of its fee.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

         5. OTHER EXPENSES. The Adviser shall pay all expenses of printing and mailing reports, prospectuses, statements of additional information, and sales literature relating to the solicitation of prospective clients. The Trust shall pay all expenses relating to mailing to existing shareholders prospectuses, statements of additional information, proxy solicitation material and shareholder reports.

         6. EXCESS EXPENSES. If the expenses for any Fund for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which shares of a Fund are qualified for offer and sale, the Adviser shall bear such excess cost.

However, the Adviser will not bear expenses of any Fund which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 6 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a reduction in the fee payable to the Adviser for such month pursuant to Section 4 and, if such reduction shall be insufficient to offset such expenses, by reimbursing the Trust.

         7. BOOKS AND RECORDS. The Adviser will maintain all books and records with respect to the securities transactions of the Funds and will furnish to the Trust's Board such periodic and special reports as the Board may reasonably request. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

         8. STATUS OF ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

         9. LIMITATION OF LIABILITY OF ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby. (As used in this Paragraph 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

         10. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser if approved by the Trust's Board, subject to the rules and regulations of the Securities and Exchange Commission.

         11. AUTHORITY; NO CONFLICT. The Adviser represents, warrants and agrees that: it has the authority to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Adviser or any of its affiliates are a party.

         12. LICENSE OF ADVISER'S NAME. The parties agree that the name of the Adviser, the names of any affiliates of the Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Adviser and its affiliates. The Adviser hereby agrees to grant a license to the Trust for use of its name in the names of the Funds for the term of this Agreement and such license shall terminate upon termination of this Agreement. If the Trust makes any unauthorized use of the Adviser's names, derivatives, logos, trademarks, or service marks or trade names, the parties acknowledge that the Adviser shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

         13. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Board who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by a vote of a majority of the Trust's Board or by vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

Notwithstanding the foregoing, this Agreement may be terminated as to any particular Fund at any time, without the payment of any penalty by vote of a majority of members of the Trust's Board or by vote of a majority of the outstanding voting securities of the Fund on 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 60 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

As used in this Section 13, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

         14. NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Trust, at 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312, Attn:
Amy Duling, and if to the Adviser at 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312 Attn: Peter Moran.

         15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         16. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trust's Board, and are not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust. Further, the obligations of the Trust with respect to any one Fund shall not be binding upon any other Fund.


IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

BHR INSTITUTIONAL FUNDS

By: ______________________

Attest: __________________

BHR FUND ADVISORS, LP

By: ______________________

Attest: __________________

                                   SCHEDULE A
                                     TO THE
                         INVESTMENT MANAGEMENT AGREEMENT

                                LISTING OF FUNDS

         Name of Fund

ClariVest International Equity Fund Class I and Class II
ClariVest SMid Cap Core Growth Fund Class I and Class II
Smith Group Large Cap Core Growth Fund Class I and Class II
Mount Lucas U.S. Focused Equity Fund Class I and Class II
Disciplined Global Equity Fund Class I and Class II
AG Mid Cap Core Fund Class I and Class II
AG Mid Cap Growth Fund Class I and Class II
AG Multi Cap Growth Fund Class I and Class II
AG Small Cap Core Fund Class I and Class II

                                   Schedule B
                                       TO
                         INVESTMENT MANAGEMENT AGREEMENT

------------------------------------------------------------ -----------------
Name of Portfolio                                            Annual
                                                             Management Fee
------------------------------------------------------------ -----------------
AG Mid Cap Core Fund                                         0.85%
------------------------------------------------------------ -----------------
AG Mid Cap Growth Fund                                       0.85%
------------------------------------------------------------ -----------------
AG Multi Cap Growth Fund                                     0.75%
------------------------------------------------------------ -----------------
AG Small Cap Core Fund                                       0.90%
------------------------------------------------------------ -----------------
ClariVest International Equity Fund Class I and II           0.75%
------------------------------------------------------------ -----------------
ClariVest SMid Cap Growth Fund Class I and II                0.85%
------------------------------------------------------------ -----------------
Smith Group Large Cap Core Growth Fund Class I and II        0.61%
------------------------------------------------------------ -----------------
Mount Lucas U.S. Focused Equity Fund Class I and II          0.75%
------------------------------------------------------------ -----------------
Disciplined Global Equity Fund Class I and II                0.65%
------------------------------------------------------------ -----------------

                                    EXHIBIT B
                                    ---------

                        INVESTMENT SUB-ADVISORY AGREEMENT

         AGREEMENT, dated as of _____________ by and between BHR Fund Advisors, L.P., a Delaware limited partnership (the "Adviser"), and ClariVest Asset Management LLC a Delaware limited liability company (the "Sub-Adviser").

         WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

         WHEREAS, the Adviser has entered into an investment advisory agreement (the "Investment Advisory Agreement") dated _____________ with the BHR Institutional Funds (the "Trust") an investment company registered under the Investment Company Act of 1940, as amended ("Investment Company Act");

         WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

         WHEREAS, the Board of Trustees of the Trust and the Adviser desire to retain the Sub-Adviser to render investment advisory and other services to the portfolio(s) specified in Appendix A hereto, each a series of the Trust (each a "Portfolio" and collectively, the "Portfolios"), in the manner and on the terms hereinafter set forth;

         WHEREAS, the Adviser has the authority under the Investment Advisory Agreement with the Trust to select advisers for each Portfolio of the Trust; and

         WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Portfolio;

         NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the Adviser and the Sub-Adviser agree as follows:

1.       APPOINTMENT OF THE SUB-ADVISER

         The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for each Portfolio, subject to the supervision and oversight of the Adviser and the Trustees of the Trust, and in accordance with the terms and conditions of this Agreement. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser.

2.       ACCEPTANCE OF APPOINTMENT

         The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

         The assets of each Portfolio will be maintained in the custody of a custodian (who shall be identified by the Adviser in writing). The Sub-Adviser will not have custody of any securities, cash or other assets of the Portfolio and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reliance on instructions of the Sub-Adviser.

3.       SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST

         A. As investment adviser to each Portfolio, the Sub-Adviser will coordinate the investment and reinvestment of the assets of the Portfolio and determine the composition of the assets of the Portfolio, subject always to the supervision and control of the Adviser and the Trustees of the Trust.

         B. As part of the services it will provide hereunder, the Sub-Adviser will:

                (i) obtain and evaluate, to the extent deemed necessary and advisable by the Sub-Adviser in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Portfolio or are under consideration for inclusion in the Portfolio;

                (ii) formulate and implement a continuous investment program for the Portfolio;

                (iii) take whatever steps are necessary to implement the investment program for the Portfolio by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of the Portfolio;

                (iv) keep the Trustees of the Trust and the Adviser fully informed in writing on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the investment and reinvestment of the assets in the Portfolio, the Sub-Adviser and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Trustees of the Trust and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing;

                (v) in accordance with procedures and methods established by the Trustees of the Trust, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each security or other investment/asset in the Portfolio for which market prices are not readily available, in each case at the reasonable request of the Adviser or the Trustees;

                (vi) provide at the reasonable request of the Adviser or the Trustees any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Portfolio and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Portfolio that may be reasonably necessary, under applicable laws, to allow the Portfolio or its agent to present information concerning Sub-Adviser's prior performance in the Trust's Prospectus and SAI (as hereinafter defined) and any permissible reports and materials prepared by the Portfolio or its agent; and

                (vii) cooperate with and provide reasonable assistance to the Adviser, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

         C. In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with the following: (i) the Trust's Agreement and Declaration of Trust, as the same may be hereafter modified and/or amended from time to time ("Trust Declaration"); (ii) the By-Laws of the Trust, as the same may be hereafter modified and/or amended from time to time ("By-Laws"); (iii) the currently effective Prospectus and Statement of Additional Information of the Trust relating to the Portfolio(s) filed with the Securities and Exchange Commission ("SEC") and delivered to the Sub-Adviser, as the same may be hereafter modified, amended and/or supplemented ("Prospectus and

SAI"); (iv) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Portfolio(s); (v) the applicable sections of the Trust's Compliance Manual and other policies and procedures adopted from time to time by the Board of Trustees of the Trust; and (vi) the written instructions of the Adviser which are agreed to in writing by the Sub-Adviser. Prior to the commencement of the Sub-Adviser's services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Trust Declaration, By-Laws, Prospectus and SAI, Compliance Manual and other relevant policies and procedures that are adopted by the Board of Trustees. The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document, and the Sub-Adviser shall only be subject to those amendments, modifications or supplements which are provided to it by the Adviser.

         D. In furnishing services hereunder, the Sub-Adviser will not consult with any other adviser to (i) the Portfolio, (ii) any other Portfolio of the Trust or (iii) any other investment company under common control with the Trust concerning transactions of the Portfolio in securities or other assets. (This shall not be deemed to prohibit the Sub-Adviser from consulting with any of its affiliated persons concerning transactions in securities or other assets. This shall also not be deemed to prohibit the Sub-Adviser from consulting with any of the other covered advisers concerning compliance with paragraphs a and b of Rule 12d3-1 under the Investment Company Act.)

         E. The Sub-Adviser, at its expense, will furnish: (i) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser's duties under this Agreement.

         F. The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for each Portfolio (i) in accordance with any written policies, practices or procedures that may be established by the Board of Trustees or the Adviser from time to time and which have been provided to the Sub-Adviser or (ii) as described in the Trust's Prospectus and SAI. In placing any orders for the purchase or sale of investments for each Portfolio, in the name of the Portfolio or its nominees, the Sub-Adviser shall use its best efforts to obtain for the Portfolio "best execution," considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the Investment Company Act, the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Portfolio.

         G. Subject to the appropriate policies and procedures approved by the Board of Trustees, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Exchange Act") cause each Portfolio to pay a broker or dealer that provides brokerage or research services to the Adviser, the Sub-Adviser and the Portfolio an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities to the Portfolio or its other advisory clients. To the extent authorized by Section 28(e) and the Trust's Board of Trustees, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. Subject to seeking best execution, the Board of Trustees or the Adviser may direct the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

         H. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio(s) as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to each Portfolio and to its other clients over time. The Adviser agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Portfolio. The Adviser also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Portfolio, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships. Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or to sell or to recommend for purchase or sale for the Portfolio any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Portfolio.

         I. The Sub-Adviser will maintain all accounts, books and records with respect to each Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder and shall file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

         J. The Sub-Adviser will, unless and until otherwise directed by the Adviser or the Board of Trustees, exercise the following rights of security holders with respect to securities held by each Portfolio: voting proxies, converting, tendering, exchanging or redeeming securities. The Sub-Adviser will cooperate in providing the Adviser with all information in the Sub-Adviser's possession reasonably requested by the Adviser regarding the Adviser's decision with respect to the following: participation in class action litigation regarding portfolio securities (including litigation with respect to securities previously held); exercising rights in the context of a bankruptcy or other reorganization; and any other similar litigation, actions or matters.

4.       COMPENSATION OF SUB-ADVISER

         The Adviser will pay the Sub-Adviser an advisory fee with respect to each Portfolio as specified in Appendix B to this Agreement. Payments shall be made to the Sub-Adviser on or about the fifth day of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the appropriate Schedule, to the assets. The fee shall be based on the average daily net assets for the month involved. Except as may otherwise be prohibited by law or regulation (including, without limitation, any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive all or any portion of its advisory fee.

5.       LIABILITY AND INDEMNIFICATION

         A. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, members or employees (its "Affiliates") shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to each Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended ("1933 Act")) (collectively, "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made solely in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

         B. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Adviser with respect to each Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, "Sub-Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on
(i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or
(ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio(s) or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made solely in reliance upon information furnished to the Adviser or the Trust.

6.       REPRESENTATIONS OF THE ADVISER

         The Adviser represents, warrants and agrees that:

         A. The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to each Portfolio as contemplated hereby.

         B. The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Sub-Adviser with a copy of such code of ethics.

         C. The Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Adviser by applicable law and regulations.

         D. The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio(s), provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

         E. The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Adviser or any of its affiliates are a party.

7.       REPRESENTATIONS OF THE SUB-ADVISER

         The Sub-Adviser represents, warrants and agrees as follows:

         A. The Sub-Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

         B. The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Sub-Adviser will also promptly notify each Portfolio and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio(s), provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

         C. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president, Chief Compliance Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser's code of ethics.

         D. The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV Part I, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and ADV Part II and promptly will furnish a copy of all amendments to the Trust and the Adviser at least annually. Such amendments shall reflect all changes in the Sub-Adviser's organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

         E. The Sub-Adviser will notify the Trust and the Adviser of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio(s) or senior management of the Sub-Adviser, in each case prior to or promptly after, such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control.

         F. The Sub-Adviser will promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its commitment under this Agreement.

         G. The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

         H. The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Sub-Adviser or any of its affiliates are a party.

8.       NON-EXCLUSIVITY

         The services of the Sub-Adviser to the Adviser, the Portfolio(s) and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

9.       SUPPLEMENTAL ARRANGEMENTS

         The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by the Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Portfolio(s) that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under the Agreement.

10.      REGULATION

         The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

11.      RECORDS

         The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business. In the event of the termination of this Agreement, such other records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation.

12.      DURATION OF AGREEMENT

         This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (i) by a vote of a majority of those trustees of the Trust who are not "interested persons" (as defined in the Investment Company Act) of any party to this Agreement ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolio's outstanding securities. This Agreement shall continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board of Trustees provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

13.      TERMINATION OF AGREEMENT

         This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the Portfolio, on sixty (60) days' written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Advisory Agreement between the Adviser and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

14.      USE OF THE SUB-ADVISER'S NAME

         The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser and its affiliates. The Adviser and the Trust shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

         Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names. The Adviser and the Trust agree that they will review with the Sub-Adviser any advertisement, sales literature, or notice prior to its use that makes reference to the Sub-Adviser or its affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names so that the Sub-Adviser may review the context in which it is referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the Investment Company Act or other applicable laws and regulations. If the Adviser or the Trust makes any unauthorized use of the Sub-Adviser's names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the Sub-Adviser shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Sub-Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

15.      AMENDMENTS TO THE AGREEMENT

         Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Portfolio (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Portfolio affected by the amendment or all the Portfolios of the Trust.

16.      ASSIGNMENT

         Any assignment (as that term is defined in the Investment Company Act) of the Agreement made by the Sub-Adviser shall result in the automatic termination of this Agreement, as provided in Section 13 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder. The Sub-Adviser agrees that it will notify the Trust and the Adviser of any changes in its key employees within a reasonable time thereafter.

17.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement of the parties with respect to each Portfolio.

18.      HEADINGS

         The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

19.      NOTICES

         All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

         For:   BHR Fund Advisors, L.P.
                1160 West Swedesford Road
                Suite 140
                Berwyn, PA 19312
                Attn: Peter Moran

         For:   ClariVest Asset Management LLC.
                11452 El Camino Real
                Suite 250
                San Diego, CA 92130
                Attn: Tiffany Barzal/David Vaughn




20.      SEVERABILITY

         Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

21.      TRUST AND SHAREHOLDER LIABILITY

         The Adviser and the Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Declaration and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of the Portfolio. The Adviser and the Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Portfolio(s), nor from the Trustees or officers, or from any individual Trustee or officer of the Trust.

22.      GOVERNING LAW

         The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

23.      INTERPRETATION

         Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment," and "affiliated persons," as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

24.      THIRD PARTY BENEFICIARY

         The Adviser and Sub-Adviser expressly agree that the Trust shall be deemed an intended third party beneficiary of this Agreement.

25.      CONFIDENTIALITY

         Except as otherwise agreed in writing, as required by law, or as necessary for Sub-Adviser to carryout the intended purposes of this Agreement (including disclosures to employees, officers, directors, third-party service providers, consultants and other agents), the Sub-Adviser will keep confidential all nonpublic information concerning the Adviser's and the Trust's identity, financial affairs, or investments. Nonpublic information shall not include information which was (a) known to the Sub-Adviser prior to this Agreement, (b) acquired from a third party whom the Sub-Adviser reasonably believes is not under an obligation of confidentiality to the Adviser or the Trust, (c) placed in the public domain without fault of the Sub-Adviser, or (d) independently developed by the Sub-Adviser without reference or reliance upon the nonpublic information. Adviser hereby agrees that Sub-Adviser may use Adviser's name in Sub-Adviser's marketing materials and other communications regarding Sub-Adviser's clients.

26.      RISK ACKNOWLEDGMENT

         The Sub-Adviser does not guarantee the future performance of any Portfolio or any specific level of performance, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser's overall management of any Portfolio. The Adviser understands that investment decisions made for the Adviser by the Sub-Adviser are subject to various market, currency, economic, political, business and structural risks, and that those investment decisions will not always be profitable.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

BHR FUND ADVISORS, L.P.                   CLARIVEST ASSET MANAGEMENT LLC

By:                                       By:
   -----------------------------------       -----------------------------------
Name:                                     Name:
Title:                                    Title:

                                   APPENDIX A
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT

ClariVest International Equity Fund
ClariVest SMid Cap Core Growth Fund

                                   APPENDIX B
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT



---------------------- --------------------------------------
Name of Portfolio      Annual Advisory Fee
---------------------- --------------------------------------
ClariVest              0.10% on first $25 million
International Equity   0.15% on next $75 million
Fund                   0.35% on next $100 million
                       0.55% on balance

---------------------- --------------------------------------
ClariVest SMid Cap     0.10% on first $50 million
Core Growth Fund       0.73% on balance
---------------------- --------------------------------------

                                    EXHIBIT C
                                    ---------

                        INVESTMENT SUB-ADVISORY AGREEMENT

         AGREEMENT, dated as of _____________ by and between BHR Fund Advisors, L.P., a Delaware limited partnership (the "Adviser"), and Smith Asset Management Group, L.P., a Delaware limited partnership (the "Sub-Adviser").

         WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

         WHEREAS, the Adviser has entered into an investment advisory agreement (the "Investment Advisory Agreement") dated ____________ with the BHR Institutional Funds (the "Trust") an investment company registered under the Investment Company Act of 1940, as amended ("Investment Company Act");

         WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

         WHEREAS, the Board of Trustees of the Trust and the Adviser desire to retain the Sub-Adviser to render investment advisory and other services to the portfolio(s) specified in Appendix A hereto, each a series of the Trust (each a "Portfolio" and collectively, the "Portfolios"), in the manner and on the terms hereinafter set forth;

         WHEREAS, the Adviser has the authority under the Investment Advisory Agreement with the Trust to select advisers for each Portfolio of the Trust; and

         WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Portfolio;

         NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the Adviser and the Sub-Adviser agree as follows:

1.       APPOINTMENT OF THE SUB-ADVISER

         The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for each Portfolio, subject to the supervision and oversight of the Adviser and the Trustees of the Trust, and in accordance with the terms and conditions of this Agreement. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser.

2.       ACCEPTANCE OF APPOINTMENT

         The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

         The assets of each Portfolio will be maintained in the custody of a custodian (who shall be identified by the Adviser in writing). The Sub-Adviser will not have custody of any securities, cash or other assets of the Portfolio and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reliance on instructions of the Sub-Adviser.

3.       SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST

         A. As investment adviser to each Portfolio, the Sub-Adviser will coordinate the investment and reinvestment of the assets of the Portfolio and determine the composition of the assets of the Portfolio, subject always to the supervision and control of the Adviser and the Trustees of the Trust.

         B. As part of the services it will provide hereunder, the Sub-Adviser will:

                (i) obtain and evaluate, to the extent deemed necessary and advisable by the Sub-Adviser in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Portfolio or are under consideration for inclusion in the Portfolio;

                (ii) formulate and implement a continuous investment program for the Portfolio;

                (iii) take whatever steps are necessary to implement the investment program for the Portfolio by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of the Portfolio;

                (iv) keep the Trustees of the Trust and the Adviser fully informed in writing on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the investment and reinvestment of the assets in the Portfolio, the Sub-Adviser and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Trustees of the Trust and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing;

                (v) in accordance with procedures and methods established by the Trustees of the Trust, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each security or other investment/asset in the Portfolio for which market prices are not readily available;

                (vi) provide any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Portfolio and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Portfolio that may be reasonably necessary, under applicable laws, to allow the Portfolio or its agent to present information concerning Sub-Adviser's prior performance in the Trust's Prospectus and SAI (as hereinafter defined) and any permissible reports and materials prepared by the Portfolio or its agent; and

                (vii) cooperate with and provide reasonable assistance to the Adviser, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

         C. In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with the following: (i) the Trust's Agreement and Declaration of Trust, as the same may be hereafter modified and/or amended from time to time ("Trust Declaration"); (ii) the By-Laws of the Trust, as the same may be hereafter modified and/or amended from time to time ("By-Laws"); (iii) the currently effective Prospectus and Statement of Additional Information of the Trust relating to the Portfolio(s) filed with the Securities and Exchange Commission ("SEC") and delivered to the Sub-Adviser, as the same may be hereafter modified, amended and/or supplemented ("Prospectus and SAI"); (iv) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Portfolio(s); (v) the Trust's Compliance Manual and other policies and procedures adopted from time to time by the Board of Trustees of the Trust; and (vi) the written instructions of the Adviser. Prior to the commencement of the Sub-Adviser's services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Trust Declaration, By-Laws, Prospectus and SAI, Compliance Manual and other relevant policies and procedures that are adopted by the Board of Trustees. The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

         D. In furnishing services hereunder, the Sub-Adviser will not consult with any other adviser to (i) the Portfolio, (ii) any other Portfolio of the Trust or (iii) any other investment company under common control with the Trust concerning transactions of the Portfolio in securities or other assets. (This shall not be deemed to prohibit the Sub-Adviser from consulting with any of its affiliated persons concerning transactions in securities or other assets. This shall also not be deemed to prohibit the Sub-Adviser from consulting with any of the other covered advisers concerning compliance with paragraphs a and b of Rule 12d3-1 under the Investment Company Act.)

         E. The Sub-Adviser, at its expense, will furnish: (i) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser's duties under this Agreement.

         F. The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for each Portfolio (i) in accordance with any written policies, practices or procedures that may be established by the Board of Trustees or the Adviser from time to time and which have been provided to the Sub-Adviser or (ii) as described in the Trust's Prospectus and SAI. In placing any orders for the purchase or sale of investments for each Portfolio, in the name of the Portfolio or its nominees, the Sub-Adviser shall use its best efforts to obtain for the Portfolio "best execution," considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the Investment Company Act, the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Portfolio.

         G. Subject to the appropriate policies and procedures approved by the Board of Trustees, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Exchange Act") cause each Portfolio to pay a broker or dealer that provides brokerage or research services to the Adviser, the Sub-Adviser and the Portfolio an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities to the Portfolio or its other advisory clients. To the extent authorized by Section 28(e) and the Trust's Board of Trustees, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. Subject to seeking best execution, the Board of Trustees or the Adviser may direct the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

         H. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio(s) as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to each Portfolio and to its other clients over time. The Adviser agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Portfolio. The Adviser also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Portfolio, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships. Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or to sell or to recommend for purchase or sale for the Portfolio any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Portfolio.

         I. The Sub-Adviser will maintain all accounts, books and records with respect to each Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder and shall file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

         J. The Sub-Adviser will, unless and until otherwise directed by the Adviser or the Board of Trustees, exercise all rights of security holders with respect to securities held by each Portfolio, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held); and exercising rights in the context of a bankruptcy or other reorganization.

4.       COMPENSATION OF SUB-ADVISER

         The Adviser will pay the Sub-Adviser an advisory fee with respect to each Portfolio as specified in Appendix B to this Agreement. Payments shall be made to the Sub-Adviser on or about the fifth day of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the appropriate Schedule, to the assets. The fee shall be based on the average daily net assets for the month involved. Except as may otherwise be prohibited by law or regulation (including, without limitation, any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive all or any portion of its advisory fee.

5.       LIABILITY AND INDEMNIFICATION

         A. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, members or employees (its "Affiliates") shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to each Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended ("1933 Act")) (collectively, "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

         B. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Adviser with respect to each Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, "Sub-Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on
(i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or
(ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio(s) or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust.

6.       REPRESENTATIONS OF THE ADVISER

         The Adviser represents, warrants and agrees that:

         A. The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to each Portfolio as contemplated hereby.

         B. The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Sub-Adviser with a copy of such code of ethics.

         C. The Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Adviser by applicable law and regulations.

         D. The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio(s), provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

         E. The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Adviser or any of its affiliates are a party.

7.       REPRESENTATIONS OF THE SUB-ADVISER

         The Sub-Adviser represents, warrants and agrees as follows:

         A. The Sub-Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

         B. The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Sub-Adviser will also promptly notify each Portfolio and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio(s), provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

         C. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president, Chief Compliance Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser's code of ethics.

         D. The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV Part I, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and ADV Part II and promptly will furnish a copy of all amendments to the Trust and the Adviser at least annually. Such amendments shall reflect all changes in the Sub-Adviser's organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

         E. The Sub-Adviser will notify the Trust and the Adviser of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio(s) or senior management of the Sub-Adviser, in each case prior to or promptly after, such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control.

         F. The Sub-Adviser will promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its commitment under this Agreement.

         G. The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

         H. The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Sub-Adviser or any of its affiliates are a party.

8.       NON-EXCLUSIVITY

         The services of the Sub-Adviser to the Adviser, the Portfolio(s) and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

9.       SUPPLEMENTAL ARRANGEMENTS

         The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by such Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Portfolio(s) that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under the Agreement.

10.      REGULATION

         The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

11.      RECORDS

         The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business. In the event of the termination of this Agreement, such other records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation. The Adviser and the Sub-Adviser shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or otherwise required by law.

12.      DURATION OF AGREEMENT

         This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (i) by a vote of a majority of those trustees of the Trust who are not "interested persons" (as defined in the Investment Company Act) of any party to this Agreement ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolio's outstanding securities. This Agreement shall continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board of Trustees provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

13.      TERMINATION OF AGREEMENT

         This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the Portfolio, on sixty (60) days' written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Advisory Agreement between the Adviser and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

14.      USE OF THE SUB-ADVISER'S NAME

         The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser and its affiliates. The Adviser and the Trust shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

         Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names. The Adviser and the Trust agree that they will review with the Sub-Adviser any advertisement, sales literature, or notice prior to its use that makes reference to the Sub-Adviser or its affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names so that the Sub-Adviser may review the context in which it is referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the Investment Company Act or other applicable laws and regulations. If the Adviser or the Trust makes any unauthorized use of the Sub-Adviser's names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the Sub-Adviser shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Sub-Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

15.      AMENDMENTS TO THE AGREEMENT

         Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Portfolio (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Portfolio affected by the amendment or all the Portfolios of the Trust.

16.      ASSIGNMENT

         Any assignment (as that term is defined in the Investment Company Act) of the Agreement made by the Sub-Adviser shall result in the automatic termination of this Agreement, as provided in Section 13 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder. The Sub-Adviser agrees that it will notify the Trust and the Adviser of any changes in its key employees within a reasonable time thereafter.

17.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement of the parties with respect to each Portfolio.

18.      HEADINGS

         The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

19.      NOTICES

         All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

         For:   BHR Fund Advisors, L.P.
                1160 West Swedesford Road
                Suite 140
                Berwyn, PA 19312
                Attn: Peter Moran

         For:   Smith Group Asset Management
                Attn John Brimm
                100 Crescent Court - Suite 1150
                Dallas, Texas 75201

20.      SEVERABILITY

         Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

21.      TRUST AND SHAREHOLDER LIABILITY

         The Adviser and the Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Declaration and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of the Portfolio. The Adviser and the Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Portfolio(s), nor from the Trustees or officers, or from any individual Trustee or officer of the Trust.

22.      GOVERNING LAW

         The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

23.      INTERPRETATION

         Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment," and "affiliated persons," as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

24.      THIRD PARTY BENEFICIARY

         The Adviser and Sub-Adviser expressly agree that the Trust shall be deemed an intended third party beneficiary of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.



BHR FUND ADVISORS, L.P.                      Smith Asset Management Group, L.P.
                                             a Delaware limited partnership

By:                                         By:      SAMG Partners, L.P.
   -----------------------------------
                                                     a Texas limited partnership
                                                     its general partner

Name:                                       By:      Dallas Advisors, LLC
Title:                                               a Delaware limited
                                                     liability company
                                                     its general partner

                                            By:      -----------------------
                                                     Name: Stephen S. Smith
                                                     Title: Managing Member

                                   APPENDIX A
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT

Smith Group Large Cap Core Growth Fund

APPENDIX B
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT



-------------------------------- -------------------------------------------
Name of Portfolio                Annual Sub-Advisory Fee
-------------------------------- -------------------------------------------
Smith Group Large Cap Core       0.30% on the first $100,000,000
Growth Fund                      0.35% on the next $400,000,000
                                 0.40% on the next $500,000,000
                                 0.35% on the balance
-------------------------------- -------------------------------------------

                                    EXHIBIT D
                                    ---------

                        INVESTMENT SUB-ADVISORY AGREEMENT

         AGREEMENT, dated as of _____________ by and between BHR Fund Advisors, L.P., a Delaware limited partnership (the "Adviser"), and Mount Lucas Management Corporation, a Delaware Corporation (the "Sub-Adviser").

         WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

         WHEREAS, the Adviser has entered into an investment advisory agreement (the "Investment Advisory Agreement") dated ____________ with the BHR Institutional Funds (the "Trust") an investment company registered under the Investment Company Act of 1940, as amended ("Investment Company Act");

         WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

         WHEREAS, the Board of Trustees of the Trust and the Adviser desire to retain the Sub-Adviser to render investment advisory and other services to the portfolio(s) specified in Appendix A hereto, each a series of the Trust (each a "Portfolio" and collectively, the "Portfolios"), in the manner and on the terms hereinafter set forth;

         WHEREAS, the Adviser has the authority under the Investment Advisory Agreement with the Trust to select advisers for each Portfolio of the Trust; and

         WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Portfolio;

         NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the Adviser and the Sub-Adviser agree as follows:

1.       APPOINTMENT OF THE SUB-ADVISER

         The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for each Portfolio, subject to the supervision and oversight of the Adviser and the Trustees of the Trust, and in accordance with the terms and conditions of this Agreement. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser.

2.       ACCEPTANCE OF APPOINTMENT

         The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

         The assets of each Portfolio will be maintained in the custody of a custodian (who shall be identified by the Adviser in writing). The Sub-Adviser will not have custody of any securities, cash or other assets of the Portfolio and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reliance on instructions of the Sub-Adviser.

3.       SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST

         A. As investment adviser to each Portfolio, the Sub-Adviser will coordinate the investment and reinvestment of the assets of the Portfolio and determine the composition of the assets of the Portfolio, subject always to the supervision and control of the Adviser and the Trustees of the Trust.

         B. As part of the services it will provide hereunder, the Sub-Adviser will:

                (i) obtain and evaluate, to the extent deemed necessary and advisable by the Sub-Adviser in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Portfolio or are under consideration for inclusion in the Portfolio;

                (ii) formulate and implement a continuous investment program for the Portfolio;

                (iii) take whatever steps are necessary to implement the investment program for the Portfolio by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of the Portfolio;

                (iv) keep the Trustees of the Trust and the Adviser fully informed in writing on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the investment and reinvestment of the assets in the Portfolio, the Sub-Adviser and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Trustees of the Trust and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing;

                (v) in accordance with procedures and methods established by the Trustees of the Trust, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each security or other investment/asset in the Portfolio for which market prices are not readily available;

                (vi) provide any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Portfolio and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Portfolio that may be reasonably necessary, under applicable laws, to allow the Portfolio or its agent to present information concerning Sub-Adviser's prior performance in the Trust's Prospectus and SAI (as hereinafter defined) and any permissible reports and materials prepared by the Portfolio or its agent; and

                (vii) cooperate with and provide reasonable assistance to the Adviser, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

         C. In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with the following: (i) the Trust's Agreement and Declaration of Trust, as the same may be hereafter modified and/or amended from time to time ("Trust Declaration"); (ii) the By-Laws of the Trust, as the same may be hereafter modified and/or amended from time to time ("By-Laws"); (iii) the currently effective Prospectus and Statement of Additional Information of the Trust relating to the Portfolio(s) filed with the Securities and Exchange Commission ("SEC") and delivered to the Sub-Adviser, as the same may be hereafter modified, amended and/or supplemented ("Prospectus and SAI"); (iv) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Portfolio(s); (v) the Trust's Compliance Manual and other policies and procedures adopted from time to time by the Board of Trustees of the Trust; and (vi) the written instructions of the Adviser. Prior to the commencement of the Sub-Adviser's services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Trust Declaration, By-Laws, Prospectus and SAI, Compliance Manual and other relevant policies and procedures that are adopted by the Board of Trustees. The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

         D. In furnishing services hereunder, the Sub-Adviser will not consult with any other adviser to (i) the Portfolio, (ii) any other Portfolio of the Trust or (iii) any other investment company under common control with the Trust concerning transactions of the Portfolio in securities or other assets. (This shall not be deemed to prohibit the Sub-Adviser from consulting with any of its affiliated persons concerning transactions in securities or other assets. This shall also not be deemed to prohibit the Sub-Adviser from consulting with any of the other covered advisers concerning compliance with paragraphs a and b of Rule 12d3-1 under the Investment Company Act.)

         E. The Sub-Adviser, at its expense, will furnish: (i) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser's duties under this Agreement.

         F. The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for each Portfolio (i) in accordance with any written policies, practices or procedures that may be established by the Board of Trustees or the Adviser from time to time and which have been provided to the Sub-Adviser or (ii) as described in the Trust's Prospectus and SAI. In placing any orders for the purchase or sale of investments for each Portfolio, in the name of the Portfolio or its nominees, the Sub-Adviser shall use its best efforts to obtain for the Portfolio "best execution," considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the Investment Company Act, the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Portfolio.

         G. Subject to the appropriate policies and procedures approved by the Board of Trustees, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Exchange Act") cause each Portfolio to pay a broker or dealer that provides brokerage or research services to the Adviser, the Sub-Adviser and the Portfolio an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities to the Portfolio or its other advisory clients. To the extent authorized by Section 28(e) and the Trust's Board of Trustees, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. Subject to seeking best execution, the Board of Trustees or the Adviser may direct the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

         H. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio(s) as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to each Portfolio and to its other clients over time. The Adviser agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Portfolio. The Adviser also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Portfolio, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships. Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or to sell or to recommend for purchase or sale for the Portfolio any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Portfolio.

         I. The Sub-Adviser will maintain all accounts, books and records with respect to each Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder and shall file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

         J. The Sub-Adviser will, unless and until otherwise directed by the Adviser or the Board of Trustees, exercise all rights of security holders with respect to securities held by each Portfolio, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held); and exercising rights in the context of a bankruptcy or other reorganization.

4.       COMPENSATION OF SUB-ADVISER

         The Adviser will pay the Sub-Adviser an advisory fee with respect to each Portfolio as specified in Appendix B to this Agreement. Payments shall be made to the Sub-Adviser on or about the fifth day of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the appropriate Schedule, to the assets. The fee shall be based on the average daily net assets for the month involved. Except as may otherwise be prohibited by law or regulation (including, without limitation, any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive all or any portion of its advisory fee.

5.       LIABILITY AND INDEMNIFICATION

         A. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, members or employees (its "Affiliates") shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to each Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended ("1933 Act")) (collectively, "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

         B. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Adviser with respect to each Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, "Sub-Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on
(i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or
(ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio(s) or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust.

6.       REPRESENTATIONS OF THE ADVISER

         The Adviser represents, warrants and agrees that:

         A. The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to each Portfolio as contemplated hereby.

         B. The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Sub-Adviser with a copy of such code of ethics.

         C. The Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Adviser by applicable law and regulations.

         D. The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio(s), provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

         E. The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Adviser or any of its affiliates are a party.

7.       REPRESENTATIONS OF THE SUB-ADVISER

         The Sub-Adviser represents, warrants and agrees as follows:

         A. The Sub-Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

         B. The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Sub-Adviser will also promptly notify each Portfolio and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio(s), provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

         C. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president, Chief Compliance Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser's code of ethics.

         D. The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV Part I, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and ADV Part II and promptly will furnish a copy of all amendments to the Trust and the Adviser at least annually. Such amendments shall reflect all changes in the Sub-Adviser's organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

         E. The Sub-Adviser will notify the Trust and the Adviser of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio(s) or senior management of the Sub-Adviser, in each case prior to or promptly after, such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control.

         F. The Sub-Adviser will promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its commitment under this Agreement.

         G. The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

         H. The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Sub-Adviser or any of its affiliates are a party.

8.       NON-EXCLUSIVITY

         The services of the Sub-Adviser to the Adviser, the Portfolio(s) and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

9.       SUPPLEMENTAL ARRANGEMENTS

         The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by such Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Portfolio(s) that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under the Agreement.

10.      REGULATION

         The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

11.      RECORDS

         The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business. In the event of the termination of this Agreement, such other records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation. The Adviser and the Sub-Adviser shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or otherwise required by law.

12.      DURATION OF AGREEMENT

         This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (i) by a vote of a majority of those trustees of the Trust who are not "interested persons" (as defined in the Investment Company Act) of any party to this Agreement ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolio's outstanding securities. This Agreement shall continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board of Trustees provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

13.      TERMINATION OF AGREEMENT

         This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the Portfolio, on sixty (60) days' written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Advisory Agreement between the Adviser and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

14.      USE OF THE SUB-ADVISER'S NAME

         The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser and its affiliates. The Adviser and the Trust shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

         Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names. The Adviser and the Trust agree that they will review with the Sub-Adviser any advertisement, sales literature, or notice prior to its use that makes reference to the Sub-Adviser or its affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names so that the Sub-Adviser may review the context in which it is referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the Investment Company Act or other applicable laws and regulations. If the Adviser or the Trust makes any unauthorized use of the Sub-Adviser's names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the Sub-Adviser shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Sub-Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

15.      AMENDMENTS TO THE AGREEMENT

         Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Portfolio (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Portfolio affected by the amendment or all the Portfolios of the Trust.

16.      ASSIGNMENT

         Any assignment (as that term is defined in the Investment Company Act) of the Agreement made by the Sub-Adviser shall result in the automatic termination of this Agreement, as provided in Section 13 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder. The Sub-Adviser agrees that it will notify the Trust and the Adviser of any changes in its key employees within a reasonable time thereafter.

17.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement of the parties with respect to each Portfolio.

18.      HEADINGS

         The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

19.      NOTICES

         All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

         For:   BHR Fund Advisors, L.P.
                1160 West Swedesford Road
                Suite 140
                Berwyn, PA 19312
                Attn: Peter Moran

         For:   Mount Lucas Management Corp.

                --------------------------------
                --------------------------------
                --------------------------------
                --------------------------------
                --------------------------------


20.      SEVERABILITY

         Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

21.      TRUST AND SHAREHOLDER LIABILITY

         The Adviser and the Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Declaration and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of the Portfolio. The Adviser and the Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Portfolio(s), nor from the Trustees or officers, or from any individual Trustee or officer of the Trust.

22.      GOVERNING LAW

         The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, or any of the applicable provisions of the

Investment Company Act. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

23.      INTERPRETATION

         Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment," and "affiliated persons," as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

24.      THIRD PARTY BENEFICIARY

         The Adviser and Sub-Adviser expressly agree that the Trust shall be deemed an intended third party beneficiary of this Agreement.



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

BHR FUND ADVISORS, L.P.                    MOUNT LUCAS MANAGEMENT CORP.


By:                                        By:
   ---------------------------------          --------------------------------
Name:                                      Name:
Title:                                     Title:

                                   APPENDIX A
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT

Mount Lucas U.S. Focused Equity Fund Class I
Mount Lucas U.S. Focused Equity Fund Class II

                                   APPENDIX B
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT



---------------------------------------- ---------------------------------------
Name of Portfolio                        Annual Sub-Advisory Fee
---------------------------------------- ---------------------------------------
Mount Lucas U.S. Focused Equity Fund     0.25% on the first $200,000,000;
                                         0.60% on the balance
---------------------------------------- ---------------------------------------

                                       THREE EASY WAYS TO VOTE YOUR PROXY.

------------------------------------- ------------------------------------- -----------------------------------
      TO VOTE BY TELEPHONE                   TO VOTE BY INTERNET                    TO VOTE BY MAIL
1) Read the proxy statement and       1) Read the proxy statement and       1) Read the proxy statement.
   have this proxy card at hand.         have this proxy card at hand.      2) Check the appropriate box on
2) Call 1 888-221-0697.               2) Go to website WWW.PROXYWEB.COM        the reverse side.
3) Follow the recorded instructions.  3) Follow the on-screen               3) Sign and date the proxy card.
4) To revoke or change vote, call        instructions.                      4) Return the proxy card in the
   again and follow the recorded      4) To revoke or change vote, log         envelope provided.
   instructions.                         in again and follow the
                                         on-line instructions.
------------------------------------- ------------------------------------- -----------------------------------
                         IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

                                      PROXY

                       CLARIVEST INTERNATIONAL EQUITY FUND

                      (A SERIES OF BHR INSTITUTIONAL FUNDS)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                         SPECIAL MEETING OF SHAREHOLDERS

                                 AUGUST 29, 2008


This Proxy is SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE BHR INSTITUTIONAL FUNDS (the "Trust") for the Special Meeting of Shareholders (the "Meeting") and related to the proposals with respect to the Trust's ClariVest International Equity Fund (the "Fund"). The undersigned hereby appoints Amy Duling and Peter Moran, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Meeting to be held at 9:00 a.m. (Eastern time), on August 29, 2008, at 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312, and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO
GRANT AUTHORITY TO VOTE "FOR" THE PROPOSALS RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED AUGUST 7, 2008, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.


                                       Date ________________, ______________


                    ------------------------------------------------------------
                                                  Signature(s) (if held jointly)

                    Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or in some other representative capacity you should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

                PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK

   THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE
                                  OR INTERNET.

                                                                                    FOR               AGAINST               ABSTAIN

PROPOSAL 1: To approve a new investment  management  agreement between the Trust    [ ]                 [ ]                   [ ]
on behalf of the Fund, and BHR Fund Advisors, L.P. (the "Adviser"):


                                                                                    FOR               AGAINST               ABSTAIN

PROPOSAL  2: To approve a new  sub-advisory  agreement  between  the Adviser and    [ ]                 [ ]                   [ ]
ClariVest Asset Management LLC with respect to the Fund:


PROPOSAL 3:  Election of Four (4) Trustees:                                         FOR all           WITHHOLD
                                                                                    nominees          authority
                                                                                   except as         to vote for
             Nominees: (01) Amy Duling     (03) Dr. James Patton                   marked to         all nominees
                                                                                  the contrary
                       (02) Gary Shugrue   (04) Malcom MacColl                      at left

                                                                                      [ ]                 [ ]

--------------------------------------------------------------------------------
(INSTRUCTION:  TO WITHHOLD  AUTHORITY FOR ANY INDIVIDUAL  NOMINEE(S),  WRITE THE
NAME(S) OF THE NOMINEE(S) ON THE LINE ABOVE.)

                                       THREE EASY WAYS TO VOTE YOUR PROXY.

------------------------------------- ------------------------------------- -----------------------------------
      TO VOTE BY TELEPHONE                   TO VOTE BY INTERNET                    TO VOTE BY MAIL
1) Read the proxy statement and       1) Read the proxy statement and       1) Read the proxy statement.
   have this proxy card at hand.         have this proxy card at hand.      2) Check the appropriate box on
2) Call 1 888-221-0697.               2) Go to website WWW.PROXYWEB.COM        the reverse side.
3) Follow the recorded instructions.  3) Follow the on-screen               3) Sign and date the proxy card.
4) To revoke or change vote, call        instructions.                      4) Return the proxy card in the
   again and follow the recorded      4) To revoke or change vote, log         envelope provided.
   instructions.                         in again and follow the
                                         on-line instructions.
------------------------------------- ------------------------------------- -----------------------------------
                         IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

                                      PROXY

                       CLARIVEST SMID CAP CORE GROWTH FUND

                      (A SERIES OF BHR INSTITUTIONAL FUNDS)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                         SPECIAL MEETING OF SHAREHOLDERS

                                 AUGUST 29, 2008

This Proxy is SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE BHR INSTITUTIONAL FUNDS (the "Trust") for the Special Meeting of Shareholders (the "Meeting") and related to the proposals with respect to the Trust's ClariVest SMid Cap Core Fund (the "Fund"). The undersigned hereby appoints Amy Duling and Peter Moran, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Meeting to be held at 9:00 a.m. (Eastern time), on August 29, 2008, at 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312, and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO
GRANT AUTHORITY TO VOTE "FOR" THE PROPOSALS RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED AUGUST 7, 2008, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

                                       Date ________________, ______________


                    ------------------------------------------------------------
                                                  Signature(s) (if held jointly)

                    Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or in some other representative capacity you should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

                PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK

   THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE
                                  OR INTERNET.

                                                                                    FOR               AGAINST               ABSTAIN

PROPOSAL 1: To approve a new investment  management  agreement between the Trust    [ ]                 [ ]                   [ ]
on behalf of the Fund, and BHR Fund Advisors, L.P. (the "Adviser"):


                                                                                    FOR               AGAINST               ABSTAIN

PROPOSAL  2: To approve a new  sub-advisory  agreement  between  the Adviser and    [ ]                 [ ]                   [ ]
ClariVest Asset Management LLC with respect to the Fund:


PROPOSAL 3:  Election of Four (4) Trustees:                                         FOR all           WITHHOLD
                                                                                    nominees          authority
                                                                                   except as         to vote for
             Nominees: (01) Amy Duling     (03) Dr. James Patton                   marked to         all nominees
                                                                                  the contrary
                       (02) Gary Shugrue   (04) Malcom MacColl                      at left

                                                                                      [ ]                 [ ]

--------------------------------------------------------------------------------
(INSTRUCTION:  TO WITHHOLD  AUTHORITY FOR ANY INDIVIDUAL  NOMINEE(S),  WRITE THE
NAME(S) OF THE NOMINEE(S) ON THE LINE ABOVE.)

                                       THREE EASY WAYS TO VOTE YOUR PROXY.

------------------------------------- ------------------------------------- -----------------------------------
      TO VOTE BY TELEPHONE                   TO VOTE BY INTERNET                    TO VOTE BY MAIL
1) Read the proxy statement and       1) Read the proxy statement and       1) Read the proxy statement.
   have this proxy card at hand.         have this proxy card at hand.      2) Check the appropriate box on
2) Call 1 888-221-0697.               2) Go to website WWW.PROXYWEB.COM        the reverse side.
3) Follow the recorded instructions.  3) Follow the on-screen               3) Sign and date the proxy card.
4) To revoke or change vote, call        instructions.                      4) Return the proxy card in the
   again and follow the recorded      4) To revoke or change vote, log         envelope provided.
   instructions.                         in again and follow the
                                         on-line instructions.
------------------------------------- ------------------------------------- -----------------------------------
                         IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

                                      PROXY

                     SMITH GROUP LARGE CAP CORE GROWTH FUND

                      (A SERIES OF BHR INSTITUTIONAL FUNDS)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                         SPECIAL MEETING OF SHAREHOLDERS

                                 AUGUST 29, 2008

This Proxy is SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE BHR INSTITUTIONAL FUNDS (the "Trust") for the Special Meeting of Shareholders (the "Meeting") and related to the proposals with respect to the Trust's Smith Group Large Cap Core Growth Fund (the "Fund"). The undersigned hereby appoints Amy Duling and Peter Moran, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Meeting to be held at 9:00 a.m. (Eastern time), on August 29, 2008, at 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312, and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO
GRANT AUTHORITY TO VOTE "FOR" THE PROPOSALS RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED AUGUST 7, 2008, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

                                       Date ________________, ______________


                    ------------------------------------------------------------
                                                  Signature(s) (if held jointly)

                    Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or in some other representative capacity you should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

                PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK

   THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE
                                  OR INTERNET.

                                                                                    FOR               AGAINST               ABSTAIN

PROPOSAL 1: To approve a new investment  management  agreement between the Trust    [ ]                 [ ]                   [ ]
on behalf of the Fund, and BHR Fund Advisors, L.P. (the "Adviser"):


                                                                                    FOR               AGAINST               ABSTAIN

PROPOSAL  2: To approve a new  sub-advisory  agreement  between  the Adviser and    [ ]                 [ ]                   [ ]
Smith Asset Management with respect to the Fund:


PROPOSAL 3:  Election of Four (4) Trustees:                                         FOR all           WITHHOLD
                                                                                    nominees          authority
                                                                                   except as         to vote for
             Nominees: (01) Amy Duling     (03) Dr. James Patton                   marked to         all nominees
                                                                                  the contrary
                       (02) Gary Shugrue   (04) Malcom MacColl                      at left

                                                                                      [ ]                 [ ]

--------------------------------------------------------------------------------
(INSTRUCTION:  TO WITHHOLD  AUTHORITY FOR ANY INDIVIDUAL  NOMINEE(S),  WRITE THE
NAME(S) OF THE NOMINEE(S) ON THE LINE ABOVE.)

                                       THREE EASY WAYS TO VOTE YOUR PROXY.

------------------------------------- ------------------------------------- -----------------------------------
      TO VOTE BY TELEPHONE                   TO VOTE BY INTERNET                    TO VOTE BY MAIL
1) Read the proxy statement and       1) Read the proxy statement and       1) Read the proxy statement.
   have this proxy card at hand.         have this proxy card at hand.      2) Check the appropriate box on
2) Call 1 888-221-0697.               2) Go to website WWW.PROXYWEB.COM        the reverse side.
3) Follow the recorded instructions.  3) Follow the on-screen               3) Sign and date the proxy card.
4) To revoke or change vote, call        instructions.                      4) Return the proxy card in the
   again and follow the recorded      4) To revoke or change vote, log         envelope provided.
   instructions.                         in again and follow the
                                         on-line instructions.
------------------------------------- ------------------------------------- -----------------------------------
                         IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

                                      PROXY

                      MOUNT LUCAS U.S. FOCUSED EQUITY FUND

                      (A SERIES OF BHR INSTITUTIONAL FUNDS)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                         SPECIAL MEETING OF SHAREHOLDERS

                                 AUGUST 29, 2008

This Proxy is SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE BHR INSTITUTIONAL FUNDS (the "Trust") for the Special Meeting of Shareholders (the "Meeting") and related to the proposals with respect to the Trust's Mount Lucas U.S. Focused Equity Fund (the "Fund"). The undersigned hereby appoints Amy Duling and Peter Moran, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Meeting to be held at 9:00 a.m. (Eastern time), on August 29, 2008, at 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312, and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO
GRANT AUTHORITY TO VOTE "FOR" THE PROPOSALS RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED AUGUST 7, 2008, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

                                       Date ________________, ______________


                    ------------------------------------------------------------
                                                  Signature(s) (if held jointly)

                    Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or in some other representative capacity you should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

                PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK

   THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE
                                  OR INTERNET.

                                                                                    FOR               AGAINST               ABSTAIN

PROPOSAL 1: To approve a new investment  management  agreement between the Trust    [ ]                 [ ]                   [ ]
on behalf of the Fund, and BHR Fund Advisors, L.P. (the "Adviser"):


                                                                                    FOR               AGAINST               ABSTAIN

PROPOSAL  2: To approve a new  sub-advisory  agreement  between  the Adviser and    [ ]                 [ ]                   [ ]
Mount Lucas Management Corp. ith respect to the Fund:


PROPOSAL 3:  Election of Four (4) Trustees:                                         FOR all           WITHHOLD
                                                                                    nominees          authority
                                                                                   except as         to vote for
             Nominees: (01) Amy Duling     (03) Dr. James Patton                   marked to         all nominees
                                                                                  the contrary
                       (02) Gary Shugrue   (04) Malcom MacColl                      at left

                                                                                      [ ]                 [ ]

--------------------------------------------------------------------------------
(INSTRUCTION:  TO WITHHOLD  AUTHORITY FOR ANY INDIVIDUAL  NOMINEE(S),  WRITE THE
NAME(S) OF THE NOMINEE(S) ON THE LINE ABOVE.)